UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

      . Preliminary information statement

      . Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

  X . Definitive information statement

Value Exchange International, Inc.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

  X . No fee required.

      . Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

 1) Title of each class of securities to which transaction applies:

 2) Aggregate number of securities to which transaction applies:

 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 4) Proposed maximum aggregate value of transaction:

 5) Total fee paid:

 6) Fee paid previously with preliminary materials:

      . Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifies the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1) Amount Previously Paid:

 2) Form, Schedule or Registration Statement No.:

 3) Filing Party:

 4) Date Filed:

VALUE EXCHANGE INTERNATIONAL, INC.

7/F., DartonTower, 142 WaiYip Street

Kwun Tong, Kowloon, Hong Kong SAR

Telephone: (852) 29504288

March 20, 2017

NOTICE OF STOCKHOLDER ACTION TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS IN LIEU OF A STOCKHOLDERS’ MEETING

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED BELOW. THIS INFORMATION STATEMENT IS BEING FURNISHED TO STOCKHOLDERS SOLELY TO INFORM THEM OF THE MATTERS DESCRIBED BELOW PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

To our holders of Common Stock, $0.00001 par value per share, (“Stockholder(s),” “you” or “your”):

Value Exchange International, Inc., (formerly known as “Sino Payments, Inc.”), a Nevada, U.S.A. corporation based in Hong Kong SAR, (“Company,” “we,” or “our”) is providing you with this Information Statement to advise you of the corporate action described below that was approved by the Company’s Board of Directors and approved by Company Stockholders by written consent in lieu of a Stockholders’ meeting. This Information Statement is being sent to Stockholders of record as of the 23 January 2017 record date for voting or consenting to the corporate action below (“record date”). On 26 January 2017, nine Stockholders who have in the aggregate had more than fifty percent (50%) of the voting power of the issued and outstanding shares of the Common Stock as of the record date approved the following corporate action by written consent in lieu of a Stockholders’ meeting (“corporate action”):

1.

Approval of the Stock Purchase Agreement, dated 23 January 2017, (“TSI SPA”). The TSI SPA is by and among Value Exchange Int'l (China) Limited, a company organized under the laws of the Hong Kong SAR (the “VEI”) and a wholly owned subsidiary of the Company; the Company; TapServices, Inc., a corporation organized under the laws of the Republic of the Philippines (the “TSI”); and the sole shareholder of TSI (“TSI shareholder”). Under the TSI SPA: (a) the TSI shareholder who owns One Thousand Two Hundred and Fifty (1,250) shares of TSI Common Stock (the “TSI Shares”), constituting One Hundred Percent (100%) of the issued and outstanding shares of capital stock of the TSI, is selling all of those TSI Shares to VEI; and (b) TSI is issuing Eighty-Eight Thousand and Forty-four (88,044) shares of TSI Common Stock to VEI under the TSI SPA (“TSI C-Shares”). The aggregate purchase price for all of the TSI Shares (the “Purchase Price”) is Two Thousand Six Hundred and Thirty-Six United States Dollars (US$2,636.00). The aggregate subscription price for all of the TSI C-Shares (the “C-Share Purchase Price”) is Two Hundred Thousand United States Dollars (US$200,000.00), which amount was deposited with TSI by the Company as a good faith earnest money deposit in January 2015. A true and complete copy of the TSI SPA is attached hereto as Exhibit A.

Consent. The corporate action was unanimously approved by VEI’s Board of Directors and by the Company’s Board of Directors at a combined board of directors meeting held on 23 January 2017 in Hong Kong SAR. VEI and Company signed the TSI SPA on 25 January 2017 in Hong Kong SAR. As of 26 January 2017, the Company had received written consents from nine Stockholders approving the corporate action, which written consents represent 16,095,324 shares of Common or 54.27% of the issued and outstanding shares of Common Stock as of the record date – there being 29,656,130 shares of Common Stock issued and outstanding as of the record date. TSI’s board of directors approved and signed the TSI SPA on 23 January 2017. The Seller signed the TSI SPA on 26 January 2017.

This Information Statement is provided to Stockholders only for information purposes in connection with the corporate action and pursuant to and in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Please carefully read this Information Statement.

By Order of the Company Board of Directors,

/s/ Kenneth Tan

Kenneth Tan, Chief Executive Officer

Date: March 20, 2017

INFORMATION STATEMENT

Table of Contents

Section	Page #

Questions and Answers about Corporate Action	1
Disclosure regarding Forward Looking Statements	2
Corporate Action - Stock Purchase Agreement by and among Company, VEI, TSI and STI shareholder	3
Information about TSI	5
Interests of Related Persons and Conflict of Interests in Proposed TSI Stock Purchase	9
Information about the Company	10
Information about VEI	14
Compliance with Section 16(a) of the Exchange Act	15
Code of Ethics	15
Stockholder Communication with the Board of Directors	16
Legal Proceedings	16
Delivery of Documents to Stockholders Sharing an Address	17
Financial Statements and Additional Information	17
Exhibits	18

QUESTIONS AND ANSWERS ABOUT CORPORATE ACTION

Why am I receiving these materials? The Company is sending Stockholders this Information Statement to inform the Stockholders of a corporate action approved by the Company’s Board of Directors and approved by the written consent of nine Stockholders owning in the aggregate 16,095,324 shares of Company Common Stock, $0.00001 par value per share, (“Common Stock”), representing 54.27% of the issued and outstanding shares of the Common Stock as of the record date of 23 January 2017. Stockholders do not need to take any actions in respect of the corporate action. Stockholders’ approval or proxy for the corporate action is not required or requested.

What vote was required to approve the corporate action? The corporate action required the approval of Stockholders with shares of Common Stock representing more than 50% of the issued and outstanding shares of Common Stock as of the record date. Stockholders as of the 23 January 2017 record date were eligible to consent to the corporate action and receipt of this Information Statement.

What is the purpose of the corporate action? By approving the Agreement, the Company’s wholly owned subsidiary, VEI, will acquire all of the issued and outstanding shares of capital stock of TSI and, as a consequence of such stock acquisition, VEI will operate TSI as a wholly owned subsidiary of VEI and a second tier subsidiary of the Company. The acquisition of TSI will expand the Company’s operations into a new market, being the Philippines. TSI also is engaged in the same business line as the Company’s operating subsidiaries. TSI is well known to the Company due to the Company’s operating subsidiaries providing operational management and information technology and computer system consulting services as a subcontractor to TSI for the past two years.

When is the corporate action effective? The corporate action is effective for federal securities law purposes twenty (20) days after the mailing of the definitive Information Statement to Stockholders, which mailing is anticipated to occur on or before 22 February 2017 and which effective date, based on a 22 February 2017 mailing, is anticipated to be 6 March 2017. Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934 (“Exchange Act”), the earliest date that a shareholder action by written consent can become effective is 20 days after the Information Statement was sent to shareholders as of the record date for the corporate action. The Company will file the Information Statement in preliminary form with the SEC and, if the SEC elects to review that filing, then the mailing date and effectiveness date of the corporate action will be extended until the SEC completes any such review.

Why is there no meeting of Stockholders? Under the laws of the State of Nevada, the state of incorporation of the Company, the Stockholders may approve the TSI SPA and underlying transactions by written consent in lieu of an actual meeting of Stockholders. Due to the cost of conducting a meeting of Stockholders, the fact that the Stockholders are primarily located in either Sweden or Hong Kong SAR, and that the voting power of nine Stockholders is sufficient to approve or reject any and all proposed corporate actions, the Company does not believe that a meeting of Stockholders is in the best interests of the Company or the Stockholders due to the cost of conducting a Stockholders’ meeting, small total number of Stockholders and the voting power of the nine Stockholders’ who tendered written consents on the corporate action. While a meeting of Stockholders may provide certain benefits (such as the interaction of Stockholders, opportunity for Company management to field in person any questions from Stockholders and provide answers, and for an in-person discussion of the corporate action by and among Stockholders and Company management), the Company does not believe that those benefits override the arguments in favor of a written consent in lieu of a Stockholders’ meeting.

Are there dissenters’ rights with respect to the corporate action? Under Nevada law, Stockholders do not have any dissenters’ rights in connection with the TSI SPA and stock purchase thereunder or any of the matters described in this Information Statement.

Who is paying for this Information Statement? The cost of preparing and furnishing this Information Statement will be borne by the Company. The Company may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to Stockholders. The estimated cost of preparing and furnishing this Information Statement to Stockholders is $4,250.

Why is the Information Statement required to be mailed to Stockholders and filed with the SEC? The Company must file this Information Statement with the U.S. Securities and Exchange Commission or “SEC” and mail a copy of this Information Statement to all Stockholders under Section 14(c) of the Securities Exchange Act of 1934, as amended, and Rule 14(c)-2 thereunder. The Company will file a preliminary Information Statement with the SEC. The SEC may review the preliminary Information Statement and such review may require filing amended versions of the Information Statement until the SEC is satisfied with its content and disclosures. If there is a SEC review process for the Information Statement, the Company will have to satisfy any SEC comments prior to filing a final, definitive version of the Information Statement. Once the definitive Information Statement is filed with the SEC, then the Company will mail the Information Statement to all of its Stockholders.

1

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of words such as ‘believes,” “hopes,” “estimates,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions and variants thereof. Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements. These statements typically include declarations regarding our plans, intentions, beliefs or current expectations. The forward-looking statements contained or incorporated by reference in this Information Statement are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995, as amended.

The forward-looking statements included in this Information Statement are made only as of the date of this Information Statement. The forward-looking statements are based on the beliefs of management, as well as assumptions made by and information currently available to management and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results of those anticipated. These uncertainties and other risk factors include, but are not limited to: changing economic and political conditions in Philippines, Hong Kong and China; the ability to integrate effectively acquired companies into the operations of the Company; the loss of current customers or the inability to obtain new customers; cost of maintaining or growing market share; war, terrorist acts or other acts of political unrest; changes in tax laws or trade laws; customer product and service acceptance; changes in technology and ability of Company to stay current with such technology changes; ability to engage and retain key personnel; and access to adequate, affordable and timely funding for working capital. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Forward-looking statements are expressly qualified in their entirety by this cautionary statement. The forward-looking statements included in this document are made as of the date of this document and we do not undertake any obligation to update forward-looking statements to reflect new information, subsequent events or otherwise, except as required by law.

As a small reporting company, the Company faces significant risks in acquiring business operations outside of its traditional market of Hong Kong SAR and China. While TSI is a customer of the Company’s subsidiaries and one of the Company subsidiaries actively assists with the management of TSI, there remains the risks inherent in any acquisition of a new business, which risks include, without limitation, the following:

*

the difficulties of integrating TSI operations in the Company’s overall operations, including reduction of any duplicative overhead, administration and management;

*

Oversight of operations outside of the traditional Hong Kong and Chinese markets;

*

the need to fund the working capital needs of TSI, which may prove difficult or impossible to do when and as such funding is needed or to do on affordable terms and conditions;

*

any natural disaster, any act of terrorism, sabotage, military action or war (whether or not declared) or escalation or any worsening thereof, or Acts of God that adversely impacts the consummation of the TSI SPA or impacts the business of TSI or the Company and its subsidiaries;

*

any change in American, Filipino or Chinese generally accepted accounting principles or any change in applicable laws, rules or regulations or the interpretation thereof that change the tax or financial or legal consequences of the TSI SPA and the underlying TSI stock acquisitions;

*

performance of third parties on whom TSI or the Company may rely in order to conduct business in all jurisdictions within the two companies’ markets, including contractors;

*

the results of the TSI’s future business and financial performance, which performance could adversely impact the ability of the Company to fund TSI or Company’s other operations;

*

loss of key customer accounts by TSI or Company’s subsidiaries;

*

inability to service new customer accounts by TSI or Company’s subsidiaries;

*

cost of or inability to fund intellectual property rights or business litigation;

*

competition from existing technologies and products or new technologies and products that may emerge;

*

the loss of key employees or contractors by TSI or Company’s subsidiaries;

2

*

general and industry-specific economic conditions that may affect the TSI’s or Company’s or Company’s subsidiaries’ overhead, working capital needs or general expenditures;

*

the low trading volume and the high proportion of shares held by Company’s management members and affiliates;

*

burdens of operating or supervising TSI in the Philippines, which is outside of Company’s traditional Hong Kong SAR and Chinese market; and

*

period-to-period fluctuations in the financial results of TSI or Company or Company subsidiaries.

Further, these forward-looking statements include, but are not limited to, statements concerning the following:

*

the expected benefits of and potential value created by addition of TSI to Company’s operations;

*

TSI’s ability to control and correctly estimate its operating expenses and its expenses;

*

any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans and the anticipated timing of filings;

*

any statements of plans to develop and commercialize additional products or offer new services;

*

any statements of plans to grow the customer base of the Company or TSI, both domestically and internationally;

*

any statements concerning the attraction and retention of highly qualified personnel;

*

likelihood of the development and expansion of a profitable operation in Philippines;

*

any statements concerning the ability to protect and enhance Company’s or TSI’s products or services or market penetration;

*

any statements regarding expectations concerning TSI’s or Company’s relationships and actions with third parties;

*

TSI financial statements, footnotes and projections; and

*

future regulatory, judicial and legislative changes in information technology and computer system consulting industry in Hong Kong, China and/or Philippines.

CORPORATE ACTION - STOCK PURCHASE AGREEMENT BY AND AMONG COMPANY, VEI, TSI AND TSI SHAREHOLDER.

Terms and Conditions of the TSI SPA. Under the TSI SPA, VEI will: (1) acquire all of the TSI Shares, consisting of One Thousand Two Hundred and Fifty (1,250) shares of TSI Common Stock and 100% of the issued and outstanding shares of TSI Common Stock, for the Purchase Price; and (2) acquire the TSI C-Shares, consisting of Eighty Eight Thousand and Forty Four (88,044) shares of TSI Common Stock, for the C-Share Purchase Price. The TSI C-Shares are an original issuance by TSI to VEI. The TSI Shares are being acquired from the TSI Shareholder, Mr. Jimmy Soo, who is a Filipino citizen and resident. “TSI stock acquisition” refers to the purchase of the TSI Shares and acquisition of TSI C-Shares.

Conditions to Purchase of TSI Shares and TSI C-Shares. The closing of the purchase of the TSI Shares and TSI C-Shares is subject to the following conditions: (1) approval of the board of directors and shareholders of each corporate party to the TSI SPA; (2) the parties to the TSI SPA signing and exchanging the TSI SPA; (3) Company filing a definitive Information Statement with the SEC; (4) a party’s representations in the TSI SPA being true as of the closing of the purchase of the TSI Shares and issuance of the TSI C-Shares, which representations are usual and customary for a stock purchase agreement; and (5) exchange of payment for TSI Shares and for TSI C-Shares and stock certificates representing TSI Shares and TSI C-Shares. The filing of the definitive Information Statement and payment for the TSI Shares are the only outstanding conditions to the closing of the purchase of the TSI Shares and TSI C-Shares.

Reasons for TSI SPA. The Company entered into the TSI SPA in order to acquire and operate TSI as subsidiary of VEI and, by such acquisition, expand the Company’s market for information technology and computer system consulting and related services business into the Philippines. TSI entered into the TSI SPA in order to join a company with greater resources and market reach than TSI. TSI already relies on Company’s operating subsidiaries for provision of some or all, depending on the customer and project, of TSI’s information technology and computer system consulting and related services to customers in the Philippines.

Post Acquisition Operation of TSI. VEI will operate TSI as a wholly owned operating subsidiary. No changes in TSI management is contemplated as of the date of this Information Statement.

3

History of Negotiation of Proposed TSI SPA. The Company raised the possibility of acquiring the issued and outstanding capital stock of TSI in late 2014. On 8 January 2015, the Company initiated efforts to reach a final agreement to acquire a majority or all of the issued shares of the TSI capital stock for cash in order to acquire TSI as an operating subsidiary and to expand Company’s information technology and consulting business into the Philippines. No formal or legally binding agreement was reached as a result of efforts initiated in January 2015 due to the Company being forced to focus on its own internal business and financial affairs from January 2015 until the third fiscal quarter of 2016, which affairs included dealing with changes in management, integrating subsidiary operations under Company control and management and becoming current in filings under the Exchange Act with the SEC. The Company had become delinquent in periodic reports due under the Exchange Act due to changes in management and a lack of revenue generating businesses and funding.

The Company’s Board of Directors approved the re-initiation of the effort to consummate the proposed TSI Stock acquisition at the 2 August 2016 board meeting and sought Company Stockholders’ ratification of the pursuit of the TSI Stock acquisition because of: (1) the delay in seeking closure of the transaction and (2) to ascertain the Stockholders’ support for (a) Company’s intention to expand its business and Company’s geographical market reach by an acquisition like the proposed TSI Stock acquisition and (b) Stockholders’ support for the continued effort to close the proposed TSI Stock acquisition. The delay in seeking closure of this transaction is the result of the Company being forced to focus on its internal affairs, specifically: changes in Company management, Company management’s attention being diverted by the need to attend to the business and financial needs of the Company and its compliance with filing requirements under the Exchange Act.

On 31 December 2016, the Company, TSI, VEI and the TSI shareholder reached consensus on the proposed, general terms and conditions of the TSI SPA. On 23 January 2017, the Company’s Board of Directors and the Board of Directors of VEI approved the TSI SPA. On 25 January 2017, Company and VEI signed the TSI SPA. As of 26 January 2017, Company had received written consents from nine Stockholders sufficient to adopt and approve the TSI SPA. On 23 January 2017, TSI Board of Directors approved and signed the TSI SPA (as attached hereto as Exhibit A). The TSI Shareholder signed the TSI SPA on 23 January 2017.

Special Director Review. Matthew Mecke, a non-officer director of the Company, was tasked by the Company Board of Directors in November 2016 to review the information on TSI and make a report to the Company Board of Director on his findings and any recommendations about consummating the TSI SPA. After a review of information provided by TSI to the Company, Matthew Mecke reported his findings and recommendations to the Company Board of Directors on 23 January 2017, which findings and recommendations supported consummation of the TSI SPA as set forth in Exhibit A hereto. The Company Board of Directors had discussed the TSI Stock Acquisition in seeking Stockholders’ ratification of re-initiating efforts to consummate the TSI Stock Acquisition in August 2016. The Company does not regard Mr. Mecke as an independent director under customary standards because of his performance or agreement to perform public relations and investor relations services for the Company.

Prior Relationship of TSI and Company. The Company’s operating subsidiaries provide, as a service provider, management and information technology and computer system consulting services to TSI. The Company believes that the provision of such services to TSI is made on an “at arm’s length,” fair market basis and as a subcontractor of TSI. As previously reported in filings with the SEC, the Company deposited Two Hundred Thousand Dollars (US$200,000) with TSI in January 2015 as a future subscription and conditional good faith earnest deposit on the proposed purchase of the TSI Shares and acquisition of TSI C-Shares.

The Company and TSI did not reach agreement on the exact number of TSI C-Shares to be acquired until TSI received PSEC approval for issuance of additional shares of TSI Common Stock in the third fiscal quarter of 2016 and the agreement as to the general terms and conditions of the TSI SPA on or about 31 December 2016.

Going Concern Issue. In his report to the Company Board of Directors on 23 January 2017, Mr. Mecke reported that the public auditors for TSI had noted in their 2015 audit of TSI that TSI had a capital deficiency of ₱16.99 million (US$362,870) and ₱17.39 million (US$395,817) as of December 31, 2015 and 2014, respectively, which capital deficiency caused the public auditor to state in the audit letter for fiscal year end December 31, 2015 financial statements that: “The condition indicates a material uncertainty about on the Company’s [TSI’s] ability to continue as a going concern.” The public auditor noted in the same audit letter that: “The Company, however, is increasing its customer base to generate enough revenue to fund and sustain profitable operations. Moreover, the stockholders [of TSI] plan to increase the Company’s capitalization for the entrance of new investors to address the Company’s financial requirements.” As of December 31, 2016, the capital deficiency of TSI is ₱13.68 million (US$274,469). As noted by the public auditor of TSI in its December 31, 2015 audit letter, TSI needs to successfully implement its plans to grow its customer base and revenues in order to continue as a going concern.

4

The Company Board of Directors considered the capital deficiency in its consideration of the TSI SPA at the 23 January 2017 board meeting and concluded that TSI, with Company’s ongoing support, should be able to address the going concern issue based on capital deficiencies. Further, the Company’s Board of Directors concluded that the capital deficiency of TSI was an acceptable risk in light of the opportunity to expand the Company’s business into a new market like the Philippines. This conclusion took into account the business interaction of the Company with TSI in the past two years and resulting familiarity with TSI operations. There is no assurance given as to TSI as a going concern in 2017 or beyond, even with Company financial support, or that the Company will be able to arrange or will have sufficient funding or funds to support future TSI working capital needs (whether for growth of business or to pay existing overhead operational costs).

Terms and Conditions of TSI SPA. TSI Shares to be Purchased. The TSI shareholder owns and will sell under the TSI SPA One Thousand Two Hundred and Fifty (1,250) shares of TSI Common Stock, the TSI Shares, constituting One Hundred Percent (100%) of the issued and outstanding shares of capital stock of the TSI. TSI is also issuing Eighty-Eight Thousand and Forty-four (88,044) shares of TSI Common Stock to VEI under the TSI SPA, the TSI C-Shares.

Purchase Price. The aggregate purchase price for all of the TSI Shares (the “Purchase Price”) is Two Thousand Six Hundred and Thirty-Six United States Dollars (US$2,636.00), payable at the closing of the TSI SPA. The aggregate subscription price for all of the TSI C-Shares (the “C-Share Purchase Price”) is Two Hundred Thousand United States Dollars (US$200,000.00), which was deposited with TSI as a good faith earnest money deposit, refundable if the stock acquisition does not occur, in January 2015. Under Filipino law, the issuance of the TSI C-Shares is a subscription.

The Company Board of Directors believes the purchase price for the TSI Shares and TSI C-Shares is fair consideration for those securities. The Company has not engaged an independent investment banker to opine on the fair market value of the TSI Shares and TSI C-Shares because such opinion would be prohibitively expensive and the Company is familiar with TSI operations due to providing services to TSI through the Company’s subsidiaries for past two years.

Funding. VEI is using cash in reserve to fund the Purchase Price. The C-Share Purchase Price was paid by the Company in January 2015 from available cash and as a future subscription and held as a good faith earnest money deposit by TSI.

Conditions to Consummation of the TSI SPA. The filing of the definitive Information Statement with the SEC is a remaining condition to consummation of the TSI SPA.

Accounting Treatment of Stock Purchase. For accounting purposes, the acquisition of the TSI Shares and TSI C-Shares will be treated as an investment in a subsidiary of VEI.

INFORMATION ABOUT TSI

TSI History and Business Line. TSI is a limited liability corporation organized under the laws of the Philippines on March 24, 2009 and registered in Metro Manila, Philippines with the Philippines Securities and Exchange Commission (“PSEC”). TSI was founded by Mr. Francis Africa and associates in June 2010. All of the shares of TSI were acquired by Mr. Jimmy S. Soo and TSI operations have been managed by Mr. Benny Lee. Mr. Lee is a director of Value Exchange Int’l (Shanghai) Limited (“VEI SHG”), the Company’s subsidiary in the People’s Republic of China or “PRC.” TSI commenced revenue generating operations in 2010 and focused on software and computer hardware maintenance on point of sale or “POS” systems for local Manila, Philippines businesses. TSI business model in 2015 and 2016 has been to engage in the business of providing information, data, and communications technology services, to supply and deal in all related products, including computer hardware, software and application products, and to own, design, install, maintain, operate, integrate, sell, lease or otherwise deal in such systems, facilities, gateways, equipment, devices and POS terminals in the retail business. TSI’s business line is essentially similar to the business line of Company’s operating subsidiaries in information technology and computer system consulting services and related products’ sales.

Customers. Customer base of TSI includes Robinson Retails Group (“RRG”), Ministop Convenience Stores, and Watson’s Personal Health and Care (Phil.) Inc. in the Philippines. In 2015, TSI secured POS hardware sales contract for 1,000 units of NCR POS equipment to RRG, which sales contract had a face value of $2.2 million in gross revenues. TSI customarily combines maintenance contracts with hardware sales. TSI geographical market is the greater Manila, Philippines region and adjacent areas.

5

Competitors. As is true in many markets for companies engaged in providing information technology and computer consulting and services, TSI faces competition from numerous local competitors, including companies with significantly greater business, financial, marketing and technical resources, with greater market share and consumer name recognition and with affiliations with large, international or national companies providing technology, computer software or other products and personnel. Like the Company’s operating subsidiaries, TSI relies on obtaining work from customers based on attractive pricing of services and goods, the ability, as a smaller operation and to dedicate and modify its resources to meet customer needs. TSI is also vulnerable to predatory pricing or targeted marketing campaigns by larger competitors seeking to win TSI customer accounts or to prevent TSI from winning new customer accounts. Further, TSI may be unable to afford purchasing or adopting new services and products demanded by existing or prospective TSI customers. The ability of TSI to sustain the status of a viable ongoing concern will be subject to being able to win and retain sufficient customer accounts in the Philippines in its core business line. Like all information technology and computer systems providers, the threat of cloud computing, where the information technology and computer systems of customers are handled remotely by service provider centers, is a potential threat to the future business and financial viability of TSI. As of the date of this Information Statement, TSI has not experienced any known, significant loss of customers due to cloud computing services.

Financial Support from Company. The Company has provided advances to fund TSI’s working capital requirements. The outstanding sums owed to the Company, as a open balance, by TSI as of the end of the following periods are: (1) $193,199 for fiscal year 2016; (2) $197,145 for fiscal year 2015; and (3) $241,543 for fiscal year 2014. The TSI capital deficiency for 2016 (as of December 31, 2016) was ₱13.68 million (US$274,469). The Company intends to increase its working capital support of TSI in 2017 in order and in an effort to sustain and grow TSI’s business. The extent of such working capital support has not been determined as of the date of this Information Statement, but the Company estimates that such working capital support will be generally and at a minimum comparable to prior fiscal years’ working capital support.

In 2015 VEI advances for TSI were ₱6.45 million (US$130,171) in the form of a loan. The loan provided for 10% annual interest and was paid in full in 2015.

Advances and loans to TSI by Company affiliates are unsecured.

Offices and Property. TSI owns a real property as staff quarters, located at Grand Emeral Condominium cor Ruby, Garnet and F. Ortigas Jr. Road, San Antonio, Pasig City 1605 Philippines, with net book value ₱2.75 million (US$55,175) as of the end of the fiscal year 2016. TSI leases office space and parking spaces located at at Unit 24B Summit One Office Tower, Brgy. Highway Hills, 530 Shaw Boulevard, Mandaluyong City, Philippines 1552. The lease for the office space and parking spaces expires on July 31, 2017 and has been renewed on an annual basis in prior years. TSI also rents space to store computer hardware and supplies. Rent expenses for 2015 were ₱0.63 million (US$13,387) and ₱0.76 million (US$16,549) in 2016. Lease commitments as of December 31, 2016 were ₱0.077 million (US$1,669).

TSI Management

As of January 31, 2017, the management of TSI is as follows:

TSI Board of Directors

Name of Director and Address	Date Appointed to Board of Directors
Mr. Jimmy S. Soo 36 Ecoville, Metropolitan Avenue, Makati City, Philippines	10 June 2010
Ms. Milagros E. Soriano 93 Bgy San Jose, Mandaluyong City, Philippines	10 June 2010
Ms. Patricia Gail V. Cayco-Magbanua 3 F. Cayco Street, Flores, Malabon City, Philippines	30 March 2016
Ms. Vicky J. Macayana 7 James Street, Jordan Park Homes, Commonwealth, Quezon City, Philippines	30 March 2011
Ms. Criselda P. de Vera Blk 3, Calachuchi Street, Commonwealth, Quezon City, Philippines	30 March 2015

6

The senior officers of TSI as of January 31, 2017 were:

Name of Officer and Address	Title(s)	Date Appointed to Office
Mr. Jimmy S. Soo 36 Ecoville, Metropolitan Avenue, Makati City, Philippines	Chairman & President	10 June 2010
Ms. Milagros E. Soriano 93 Bgy San Jose, Mandaluyong City, Philippines	Corporate Secretary & Treasurer	10 June 2010
Rosemarie Angala Unit 510 East Tower, Philippines Stock Exchange Centre, Exchange Road	General Manager	17 December 2016

Profiles of TSI Management

The following are profiles of the TSI management as of January 31, 2017:

Mr. Jimmy S. Soo, Age 59, is TSI’s Chairman & President since June 10, 2010. He is Managing Partner of Soo Gutierrez Leogardo & Lee, a general professional partnership engaged in the practice of law. He is currently the President of Kailash PMN Management, Inc. and Metrojaya Realty & Development Corporation. He is also Director and/or Corporate Secretary of several companies in the Philippines. He was admitted to the Philippine Bar in 1985. He received Bachelor of Science and Bachelor of Laws degrees from the University of the Philippines in 1980 and 1984. He is a life member of the Integrated Bar of the Philippines. He is a citizen of Philippines.

Ms. Milagros E. Soriano, Age 66, is TSI’s Corporate Secretary & Treasurer since June 10, 2010. She is currently the Executive Director of Kailash PMN Management, Inc. She is also Director and/or Corporate Secretary of several companies in the Philippines. She was formerly Office Manager of Soo Gutierrez Leogardo & Lee, a general professional partnership engaged in the practice of law. She received a Bachelor of Science degree from the University of the East in 1970. Ms. Soriano is a citizen of the Philippines.

Ms. Rosemarie G. Angala, 39, a Philippines citizen, is presently TSI’s General Manager since December 17, 2016. She has served Tapservices, Inc. since May 2015 as Business Logistics Manager until her recent promotion as General Manager. Ms. Angala has worked in various industries such as Manpower, Construction and Engineering, Manufacturing, Electronics and Trading. She has held the positions such as Group Finance Manager, Finance and Admin Manager and Chief Accountant. She has a total of more than eighteen years of working experience. She took up Bachelor of Science major in Accountancy in a state university where she was an academic scholar. Ms. Angala is a citizen of the Philippines.

Mr. Soo does not play an active, full time role in the management of TSI. Day to day operations are managed by Ms. Angala and her staff.

The Company does not intend any immediate changes in the operating management of TSI, especially in light of the ongoing participation of Company’s operating subsidiaries in providing services and operational management for TSI as a contractor.

7

Compensation of TSI Management

The Compensation of TSI management as of December 31, 2016 is:

Name of Officer/Director & Title	Base Annual Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Compensation	All other compensation	Total

Jimmy S. Soo	$0	$0	$0	$0	$0	$0	$0
Milagros E. Soriano	$0	$0	$0	$0	$0	$0	$0
Patricia Gail V. Cayco-Magbanua	$0	$0	$0	$0	$0	$0	$0
Vicky J. Macayana	$0	$0	$0	$0	$0	$0	$0
Criselda P. de Vera	$0	$0	$0	$0	$0	$0	$0
Rosemarie Angala	$30,991		$$0	$0	$0	$1,304	$32,295

Employment Agreements. TSI has no employment agreements with its directors, its Chairman & President or its Corporate Secretary and Treasurer. TSI has unwritten employment agreements with its other senior officers.

Family Relationships

There are no family relationships between any of TSI directors and our executive officers.

TSI Board Committees

TSI has no board of director committees. The functions of an audit and a compensation and nomination committee are handled by the entire TSI Board of Directors. TSI relies on VEI for operational management of its business.

TSI Capitalization

 The authorized capital stock of the TSI consists solely of Two Hundred Thousand (200,000) shares of common stock, par value of Philippines Peso 100 each, of which 1,250 shares are issued and outstanding as the “TSI Shares.” All of the TSI Shares are duly authorized, validly issued, fully paid and non-assessable, and have not been issued in violation of the preemptive rights of any person or entity. Upon payment in full of the Purchase Price, execution of a Deed of Assignment, and the recording of the TSI Shares in the name of the VEI in the Stock and Transfer Book of the Purchaser, good and valid title to those TSI Shares will pass to the VEI, free and clear of any encumbrances, and with no restrictions on the voting rights or other incidents of record and beneficial ownership of such TSI Shares.

The TSI C-Shares are newly authorized treasury shares being issued to VEI per a subscription and under the TSI SPA and are duly authorized, validly issued, fully paid and non-assessable, and have not been issued in violation of the preemptive rights of any person or entity. Upon payment in full of the C-Share Purchase Price, which means the allocation of the $200,000 future subscription held by TSI, the TSI C-Shares will be issued and recorded in the name of VEI in the Stock and Transfer Book of the Company, good and valid title to those TSI C-Shares will pass to VEI, free and clear of any encumbrances, and with no restrictions on the voting rights or other incidents of record and beneficial ownership of such TSI C-Shares.

TSI does not own any stock, membership, partnership or other equity ownership interest in any subsidiary or other company.

Except for the TSI SPA and related agreements with the Company or VEI: (1) There are no TSI options, rights, warrants, calls or other outstanding securities convertible into or exercisable or exchangeable for the TSI Shares or TSI C-Shares, nor any outstanding subscriptions, options, rights, warrants, calls, rights of first refusal or offer, or other contracts or commitments (contingent or otherwise) obligating the TSI shareholders or TSI to issue or transfer the TSI Shares or TSI C-Shares, as the case may be; (2) There are no subscriptions, options, warrants, calls, rights, commitments or contracts of any character to which any of TSI shareholders or TSI is a party or by which it is bound obligating or permitting TSI or the TSI shareholders to purchase or otherwise acquire the securities of any other; (3) There are no contracts to which either the TSI shareholders or TSI or any other person or entity is a party or bound with respect to the voting (including voting trusts or proxies) of the TSI Shares or TSI C-Shares; and (4) There are no contracts to which either the TSI shareholders or TSI or any other person or entity is a party or bound with respect to the voting (including voting trusts or proxies) of the TSI Shares or TSI C-Shares.

8

Conditions to consummating the TSI SPA and TSI stock acquisition are: (1) approval of the TSI SPA by the Board of Directors of Company, VEI and TSI; (2) approval of TSI SPA by TSI shareholders, VEI sole shareholder and Company Shareholders; (3) no litigation or regulatory approvals pending that affects the consummation of the TSI SPA; and (4) compliance by Company with requirements of Exchange Act and Regulation 14C and Schedule 14C as well as any related requirements under Regulation 14A and Schedule 14A and rules thereto. The filing of he Information Statement with the SEC is the last unsatisfied condition to the closing of the TSI stock acquisition and TSI SPA.

The Company will file a preliminary Schedule 14C with the SEC. If the SEC elects to review the preliminary Schedule 14C, then the Company will have to satisfy SEC comments prior to being allowed to file a definitive Schedule 14C with the SEC for the TSI SPA and underlying TSI stock purchase. Once a definitive Schedule 14C Information Statement, the Information Statement is filed with the SEC and mailed to Company’s Shareholders, then the TSI SPA and underlying TSI stock purchase would be effective for federal law purposes twenty (20) days from the date of the mailing of the Schedule 14C to the Shareholders by the Company, or, alternatively, if the Company elects to distribute the Information Statement online, then forty (40) days from the date that the Company posts the Information Statement on its website. The Company intends to do a physical mailing of the Information Statement to all Stockholders of record.

For U.S. state law purposes, Filipino law purposes and Chinese law purposes, the TSI SPA and underlying TSI stock purchase were effective when: (1) TSI SPA is approved by all of the parties and their board of directors; (2) the TSI SPA is signed by all parties and (3) the purchase price of the TSI Shares and TSI C-Shares are paid in full and the TSI Shares and TSI C-Shares are issued to VEI.

Adjustment of Capital Structure of TSI. TSI increased its capital stock in order to authorize the TSI C-Shares for issuance to VEI under the TSI SPA. The PSEC approved the increase in TSI capital stock on October 6, 2016.

INTERESTS OF RELATED PERSONS AND CONFLICT OF INTERESTS IN PROPOSED TSI STOCK PURCHASE

Benny Lee, an executive officer of Value Exchange International (Shanghai), Ltd., a subsidiary of the Company, also manages the business affairs of TSI as Consultant. Mr. Lee is not a shareholder or officer or director of the Company and TSI.

9

INFORMATION ABOUT THE COMPANY

STOCK OWNERSHIP OF OFFICERS, DIRECTORS AND

PRINCIPAL SHAREHOLDERS OF COMPANY

as of December 31, 2016

Stock Ownership of Certain Beneficial Owners and Management. The following table sets forth certain information regarding beneficial ownership of our Common Stock as of the record date: (i) by each of our directors; (ii) by each of our named executive officers; (iii) by all of our executive officers and directors as a group; and (iv) by each person or entity known by us to beneficially own more than five percent (5%) of any class of our outstanding shares. As of the record date, there were 29,656,130 shares of our Common Stock outstanding.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (1) (#)	Percent of Class (2) (%)
Matthew Mecke (3) Unit T25, GF Bangkok Bank Building 18 Bonham Strand West Sheung Wan, Hong Kong	Common	-	-
Kenneth Tan (4) Block A1 35h Fl The Beverly Hills 6 Broadwood Hong Kong	Common	3,063,725	10.33%
Bella Tsang (5) 7/F., Darton Tower 142 Wai Yip St Kwun Tong, Kowloon Hong Kong	Common	7,405,461	24.97%
Johan Pehrson (6) 3 Westerbergs Gata Halmstad, Sweden 30226	Common	202,101	0.68%
Edmund Yeung (7) Flat C, 7/F Phase I Kingsford Ind. Bldg 26-32 Kwai Hei St Kwai Chun, N.T. Hong Kong	Common	2,024,400	6.83%
Channing Au (8) 7/F., Darton Tower 142 Wai Yip St Kwun Tong, Kowloon Hong Kong	Common	-	-
All Officers and Directors as a Group	Common	12,695,687	42.81%

FOOTNOTES:

(1) The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2) Based on 29,656,130 issued and outstanding shares of Common Stock as of January 23, 2017.

(3) Matthew Mecke is a Director of the Company. His beneficial ownership includes 0 shares of Common Stock as of January 23, 2017.

(4) Kenneth Tan is the Company’s Chief Executive Officer, President and a Director. His beneficial ownership includes 3,063,725 shares of Common Stock as of January 23, 2017.

10

(5) Bella Tsang is the Company's Secretary, and a Director of the Company. Her beneficial ownership includes 7,405,461 shares of Common Stock as of January 23, 2017.

(6) Johan Pehrson is a Director of the Company appointed on July 7, 2014. His beneficial ownership includes 202,101 shares of Common Stock as of January 23, 2017.

(7) Edmund Yeung is a Director of the Company appointed on June 25, 2015. His beneficial ownership includes 2,024,400 shares of Common Stock as of January 23, 2017.

(8) Channing Au is the Company’s Chief Financial Officer and Treasurer appointed on November 5, 2015. His beneficial ownership includes 0 shares of Common Stock as of January 23, 2017.

MANAGEMENT OF COMPANY

Management of Company prior to Consummation of TSI SPA and After the Consummation of the Agreement. The management of the Company and VEI will not change as a result of the consummation of the TSI SPA or underlying stock purchase.

The current management and the management after the consummation of the TSI SPA and underlying stock purchase shall be as set forth below:

Name of Officer/Director	Position	Director Since

Kenneth Tan (1)	Chief Executive Officer/Director	08/26/2013
Channing Au(2)	Chief Financial Officer	N/A
Bella Tsang	Secretary/Director	08/26/2013
Johan Pehrson	Director	07/07/2014
Edward Yeung	Director	06/25/2015
Matthew Mecke	Director	11/21/2008

Footnotes:

(1) Mr. Tan was appointed as Chief Executive Officer on August 26, 2013.

(2) Mr. Au was appointed as Chief Financial Officer on November 5, 2015.

Audit Committee and Other Board Committees. The Company Board of Directors had no nominating or compensation committee in fiscal year 2015. The Company Board of Directors established an Audit Committee on October 29, 2015 and appointed the following as the Audit Committee’s initial members: Matthew Mecke, Johan Pehrson and Edmund Yeung. The Company has not yet authorized a nomination or compensation committee of the Board of Directors. The functions of the nomination and compensation committees are performed by the entire Board of Directors.

Company Officer and Director Profiles. The following are the profiles of Company and VEI management.

Matthew Mecke. Prior to his appointment as Chairman and Chief Executive Officer of the Company, Matthew Mecke was a member of the board of directors of Sino Fibre Communications, Inc. (OTCBB: SFBE) based in China and Hong Kong starting in January 2006. Mr. Mecke also served as president, principal executive officer of Sino Fibre Communications from January 2006 to October 2007 and as chairman of board of directors from January 2006 to December 2007. From October 2003 to January 2006, Mr. Mecke was a founder, vice chairman, president, and Chief Executive Officer of Asia Payment Systems (OTCBB: APYM). From October 1998 to July 1999, Mr. Mecke was a co-founder and served as Senior Vice President, Systems and Product Development for First Ecom.com (NASD: FECC), an international e-commerce payment gateway pioneer based in Hong Kong which linked e-commerce merchants with offshore back-end transaction processing systems. From 1994 to July 1998, Mr. Mecke was an employee of First Data Corp. (formerly NYSE: FDC) in the United States and Hong Kong. Mr. Mecke was responsible for middle management of retail card system operations. In the late 1990’s, Mr. Mecke was a management executive of First Data Asia in Hong Kong, where his responsibilities included strategic planning, new business development, e-commerce applications and pricing. On August 26, 2013, Mr. Mecke resigned his position as Chief Executive Officer and President of the Company, which resignation did not involve any dispute with the Company. He remains a Director of the Company. Mr. Mecke is an outside, independent director. Mr. Mecke has been a director of the Company since November 11, 2008.

Kenneth Tan. Prior to his appointment as Chief Executive Officer and President of the Company, Mr. Tan was the President, Sales for Value Exchange International Limited (“VEI”), a related company of VEI CHN, and was responsible to sales for the Asia Pacific region. Before taking up the appointment in VEI, Mr. Tan was the Vice President, Sales of PCCW Solutions since 2003. He has more than 25 years of experience in the IT industries and had held key sales management positions in IBM, Oracle and EDS. He holds a Bachelor of Science degree in Electrical and Electronics Engineering from the University of Hong Kong. Mr. Tan has been a director of the Company since August 28, 2013.

11

Bella Tsang. Prior to her appointment as Secretary and Director of the Company, Ms. Tsang had been working as Marketing Manager of VEI HKG since 2003 and was responsible for marketing of its solutions to various retailers in the Greater China and the Asia Pacific markets. Ms. Tsang holds a Diploma of Marketing from the Institute of Marketing. She was responsible for organizing training to all level of professional staff in Ernst & Whinney (now Ernst & Young, an international accountancy, auditing and consulting firm) in 1987. Ms. Tsang has been a director of the Company since August 26, 2013.

Johan Pehrson. Johan Pehrson is one of the two founders of ER-Konsult, a business consultancy firm since 1999 in Sweden. Mr. Pehrson graduated at the University of Umea (Sweden) with a degree in Business Marketing. He has performed more than 1,000 workshops to various organizations to facilitate the development of management, markets and sales. On July 7, 2014, Johan Pehrson was appointed as a member of the Company Board of Directors. Mr. Pehrson is an outside, independent director. Mr. Pehrson has been a director of the Company since July 7, 2014.

Edmund Yeung. For the past ten years, Mr. Yeung has been a Managing Director for Whole Glory Investments Ltd., a property investment company. Previously, he also served as the executive director of Combined Chemicals Co., an adhesive product manufacturer, for 15 years. On June 25 2015, Edmund Yeung was appointed as a member of the Company Board of Directors. Mr. Yeung is an outside, independent director. Mr. Yeung has been a director of the Company since June 25, 2015.

Channing AU. Channing Au joined Value Exchange Int’l (China) Limited, a subsidiary of the Company, as the Chief Financial Officer in August 2015. Prior to joining the Company, Mr. Au served as an Audit Manager at Crowe Horwath (HK) CPA Limited since 2010. Prior to that, he worked for CPA firms including KPMG Hong Kong and BDO Limited. Mr. Au has over 10 years extensive experience in provision of audit and consultancy services with clientele varies from unlisted entrepreneurs to companies listed in the United States and Hong Kong. Mr. Au is a member of CPA Australia, and obtained his Master’s Degree in Finance and Bachelor’s Degree in Accountancy from the Hong Kong Polytechnic University. Mr. Au has been the Chief Financial Officer of the Company since November 5, 2015.

Family Relationships

There are no family relationships between any of our directors and our executive officers.

12

EXECUTIVE COMPENSATION OF

COMPANY MANAGEMENT

This discussion focuses on the compensation paid to “named executive officers,” which is a defined term generally encompassing all persons that served as principal executive officer at any time during the most recently completed fiscal year, as well as certain other highly paid executive officers during such fiscal year. For the fiscal years ended December 31, 2015 and 2016, the named executive officers consisted of the following persons:

1.

Kenneth Tan, Chief Executive Officer

2.

Channing Au, Chief Financial Officer

3.

Bella Tsang, Secretary

Summary Compensation Table

Name and Principal Position	Fiscal Year Ended 12/31	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kenneth Tan (1)	2016	6,602	-0-	-0-	-0-	-0-	-0-	-0-	6,602
	2015	62,820	-0-	-0-	-0-	-0-	-0-	-0-	62,820

Bella Tsang (2)	2016	48,077	-0-	-0-	-0-	-0-	-0-	-0-	48,077
	2015	26,923	-0-	-0-	-0-	-0-	-0-	-0-	26,923

Channing Au (3)	2016	63,526	-0-	-0-	-0-	-0-	-0-	-0-	63,526
	2015	28,873	-0-	-0-	-0-	-0-	-0-	-0-	28,873

Footnotes:

(1) Mr. Kenneth Tan was appointed as Chief Executive Officer and a Director of the Company as of August 26, 2013.

(2) Ms. Bella Tsang was appointed as Secretary and Director of the Company as of August 26, 2013, and was appointed as Treasurer and principal financial officer of the Company as of June 25, 2015; and on October 29, 2015, she resigned as a Treasurer and principal financial officer of the Company.

(3) Channing Au was appointed as Chief Financial Officer and Treasurer of the Company as of November 5, 2015.

(4) The compensation shown for 2016 reports compensation paid as of the date of this Information Statement.

There are no other compensatory plans or arrangements in use except as disclosed, including payments to be received from the Company with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or its subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

There are no outstanding stock options or similar incentive stock based compensation issued to any officers or directors as of the date of this Information Statement.

EMPLOYMENT AGREEMENTS: The Company has no written employment agreements with our senior officers.

While it is customary in the information technology industry to use employment agreements as a method of retaining the services of key executive personnel, these agreements do not guarantee us the continued services of such employees. Company does not currently have an employment agreement with its key personnel, or with most of its key technical and engineering personnel. The loss of our executive officers or our other key personnel, particularly with little or no notice, could cause delays on business developments and projects and could have an adverse impact on Company customers and industry relationships, our business, operating results or financial condition. While Company may rely on independent contractors or consultants for technical needs, the Company may also experience an inability to hire such expertise in the future. The job market for experienced information technology or “IT” personnel is competitive in PRC and Hong Kong SAR as well as globally. The Company may also lack the resources or funding to match more established competitors’ compensation packages for the kind of personnel that is critical to the Company’s survival and success.

13

DIRECTOR COMPENSATION: The following table sets forth, for the fiscal years ended December 31, 2015 and 2016, the cash and non-cash compensation of our directors during that year. In the paragraphs following the table and in the footnotes, we describe our standard compensation arrangement for service on the Board of Directors and its committees. Members of the Audit Committee do not receive compensation for services on that committee. There are no written service agreements with any directors.

Name of Director	Fees	Options and Equity Awards	Totals
Matthew Mecke	2016: $10,000 2015: $0	2016: $0 2015: $0	2016: $10,000 2015: $0
Johan Pehrson	2016: $10,000 2015: $0	2016: $0 2015: $0	2016: $10,000 2015: $0
Edward Yeung	2016: $10,000 2015: $0	2016: $0 2015: $0	2016: $10,000 2015: $0

INFORMATION ABOUT VEI

Business. VEI is a wholly-owned subsidiary of the Company and is an investment holding company with two subsidiaries established in Hong Kong SAR. VEI was incorporated under the laws of Hong Kong SAR on November 16, 2001.

Management. VEI’s management is:

Name and Address	Position	Date Appointed
Kenneth Tan	Chief Executive Officer, Director	April 12, 2013
Bella Tsang	Secretary and Director	September 30, 2010
Channing Au	Chief Financial Officer	November 5, 2015

Profile of VEI Management:

Kenneth Tan. Prior to his appointment as Chief Executive Officer and President of the Company, Mr. Tan was the President, Sales for Value Exchange International Limited (“VEI”), a related company of VEI CHN, and was responsible to sales for the Asia Pacific region. Before taking up the appointment in VEI, Mr. Tan was the Vice President, Sales of PCCW Solutions since 2003. He has more than 25 years of experience in the IT industries and had held key sales management positions in IBM, Oracle and EDS. He holds a Bachelor of Science degree in Electrical and Electronics Engineering from the University of Hong Kong.

Bella Tsang. Prior to her appointment as Secretary and Director of the Company, Ms. Tsang had been working as Marketing Manager of VEI HKG since 2003 and was responsible for marketing of its solutions to various retailers in the Greater China and the Asia Pacific markets. Ms. Tsang holds a Diploma of Marketing from the Institute of Marketing. She was responsible for organizing training to all level of professional staff in Ernst & Whinney (now Ernst & Young, an international accountancy, auditing and consulting firm) in 1987.

Channing Au. Channing Au joined Value Exchange Int’l (China) Limited, a subsidiary of the Company, as the Chief Financial Officer in August 2015. Prior to joining the Company, Mr. Au served as an Audit Manager at Crowe Horwath (HK) CPA Limited since 2010. Prior to that, he worked for CPA firms including KPMG Hong Kong and BDO Limited. Mr. Au has over 10 years extensive experience in provision of audit and consultancy services with clientele varies from unlisted entrepreneurs to companies listed in the United States and Hong Kong. Mr. Au is a member of CPA Australia, and obtained his Master’s Degree in Finance and Bachelor’s Degree in Accountancy from the Hong Kong Polytechnic University.

Employment Agreements. There are no employment agreements between VEI and its directors.

Family Relationships. There are no family relationships between members of VEI management.

Compensation of VEI Management.

The following is the compensation of VEI management as of December 31, 2016.

14

Name and Principal Position	Fiscal Year Ended 12/31	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kenneth Tan (1)	2016	6,602	-0-	-0-	-0-	-0-	-0-	-0-	6,602
	2015	62,820	-0-	-0-	-0-	-0-	-0-	-0-	62,820

Bella Tsang (2)	2016	48,077	-0-	-0-	-0-	-0-	-0-	-0-	48,077
	2015	26,923	-0-	-0-	-0-	-0-	-0-	-0-	26,923

Channing Au (3)	2016	63,526	-0-	-0-	-0-	-0-	-0-	-0-	63,526
	2015	28,873	-0-	-0-	-0-	-0-	-0-	-0-	28,873

Footnotes:

(1) Mr. Kenneth Tan was appointed as Chief Executive Officer and a Director of the Company as of August 26, 2013.

(2) Ms. Bella Tsang was appointed as Secretary and Director of the Company as of August 26, 2013, and was appointed as Treasurer and principal financial officer of the Company as of June 25, 2015; and on October 29, 2015, she resigned as a Treasurer and principal financial officer of the Company.

(3) Mr. Channing Au was appointed as Chief Financial Officer on November 5, 2015.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires our executive officers, directors and beneficial owners of more than 10% of a registered class of our equity securities to file with the SEC statements of ownership and changes in ownership, which is done on Form 3, Form 4 and Form 5. The same persons are required to furnish us with copies of all these Section 16(a) forms they file.

Except as set forth below in this paragraph, and except as disclosed in our previous reports filed with the SEC, we believe that all of our executive officers, directors and beneficial owner of more than 10% of a registered class of our equity securities complied with the applicable filing requirements during fiscal year 2014 and 2015 year to date. Based on information provided to us by our directors, officers and beneficial owners of more than 10% of the issued and outstanding shares of Common Stock, the following transactions were not timely reported under Section 16(a): (1) Director and Treasurer Bella Tsang Po Yee: (a) 870,540 shares disposed on July 15, 2014; (b) 2,950,000 shares disposed on November 14, 2014; (c) 127,618 shares acquired on December 30, 2014; (d) 1,672,558 shares disposed January 16, 2015; (e) 500,000 shares disposed on May 18, 2015; (f) 497,369 shares acquired on May 18, 2015; and (g) 500,000 shares acquired October 8, 2015. (2) Director Tan Seng Wee: 1,639,225 shares acquired on January 16, 2015; (3) Director Edmund Yeung Chun Wing did not timely file a Form 3 in 2015 when he was appointed to the Company Board; (4) Director Matthew Mecke filed a Form 4 on January 23, 2015 for a sale of shares on December 14, 2014; and (5) Director John Pehrson filed a Form 4 on February 17, 2015 for an acquisition of shares on January 12, 2015. In making these statements, we have relied upon examination of the copies of all Section 16(a) forms provided to us and the written representations of our executive officers, directors and beneficial owners of more than 10% of a registered class of our equity securities.

Upon Company’s request, Director Bella Tsang voluntarily disgorged to the Company the profit of U.S. $19,427.16 obtained from trading in shares of Common Stock in 2015 and did so on November 28, 2016.

CODE OF ETHICS

Company adopted a written code of ethics that applies to all of our officers, directors and employees, including our principal executive officer and principal financial officer, or persons performing similar functions, a copy of which is attached as Exhibit 14 to the Quarterly Report on Form 10-Q as filed with the SEC on July 20, 2009.

15

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders may communicate with the Board of Directors of the Company by sending a letter to our Board of Directors, c/o Corporate Secretary, 7/F., Darton Tower, 142 Wai Yip Street, Kwun Tong, Kowloon, Hong Kong (for submission to the board or committee or to any specific director to whom the correspondence is directed.) Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or his designee for the sole purpose of determining whether the contents contain a message to one or more of our directors.

Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Company Board of Directors will be forwarded promptly to the chairman of the Company Board of Directors, the appropriate committee or the specific director, as applicable.

LEGAL PROCEEDINGS

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

•

been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions, and Director Independence – Transactions with Related Persons,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

16

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the Information Statement are requested, Company will send only one Information Statement to Stockholders who share a single address, unless the Company received contrary instructions from any Stockholder at that address. This policy is called “householding” and seeks to reduce duplicative printing and postage costs. Nonetheless, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a Stockholder at a shared address to which a single copy of the Information Statement was delivered. A Stockholder may make such a written or oral request by sending a written notification stating your name, your shared address and the address to which the Company should direct the additional copy or copies of the Information Statement, to the Company at its principal executive offices located at: Corporate Secretary, 7/F., DartonTower, 142 WaiYip Street, Kwun Tong, Kowloon, Hong Kong SAR, Telephone: (852) 29504288.

If multiple Stockholders share an address and one of the Stockholders has received one copy of this Information Statement, or any other corporate SEC filing, and would prefer the Company to mail each Stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. If Stockholders with a shared address received multiple copies of this Information Statement, or other corporate SEC filings, and would prefer the Company to mail one copy of future SEC filings to Stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

SEC Reports and Additional Information about the Company. Company is subject to the informational and reporting requirements of the Exchange Act and, in accordance with this law, files annual, quarterly and current reports, proxy statements and other information with the SEC. One can read and copy the Company’s SEC filings, including its financial statements, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site known as “EDGAR” and that contains our SEC reports, proxy and information statements, and other information at www.sec.gov.

The SEC allows us to “incorporate by reference” into this Information Statement certain information. This means that we can disclose important information to you by referring you to those documents that contain the information. The information we incorporate by reference is considered a part of this Information Statement. We incorporate by reference the documents listed below, which have previously been filed with the SEC:

•

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC on April 14, 2016;

•

Our Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2016, filed with the SEC on May 9, 2013; for the fiscal quarter ended June 30, 2013, filed with the SEC on August 14, 2013; and for the fiscal quarter ended September 30, 2016, filed with the SEC on November 7, 2016; and

•

Our Current Reports on Form 8-K filed with the SEC on January 31, 2017 (a Form 8-K/A); January 27, 2017; January 19, 2017 (a Form 8-K/A); December 6, 2016; August 29, 2016; July 8, 2016; and May 16, 2016.

Company will only deliver one Information Statement to multiple common stockholders sharing an address unless we have received contrary instructions from one or more of the common stockholders. Upon written or oral request, we will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any common stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any common stockholder or holders sharing an address to which multiple copies are now delivered.

We undertake to provide without charge to each person to whom a copy of this Information Statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this Information Statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this Information Statement incorporates. You may obtain any of the documents incorporated by reference through the SEC or the SEC’s website as described above. You may request copies of the documents incorporated by reference in this Information Statement, at no cost, by writing or telephoning us at: Bella Tsang, Corporate Secretary, 7/F., Darton Tower, 142 Wai Yip Street, Kwun Tong, Kowloon, Hong Kong SAR.

17

TSI financial statements, as detailed below, are attached to this Information Statement, as listed in the Exhibit Index below.

Any recipient of this Information Statement should rely only on information contained in or incorporated by reference in this information. No persons have been authorized to give any information or to make any representations other than those contained in this Information Statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.

EXHIBITS:

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

2.1

23 January 2017 Stock Purchase Agreement by and among Value Exchange International, Inc. (“Company”), TapServices, Inc., a corporation organized under the laws of the Republic of the Philippines (“TSI”) and the sole shareholder of TSI’s issued and outstanding shares of capital stock.

99.1

Audited Financial Statements of TapServices, Inc. for the fiscal years ended 2015 and 2014.

99.2

Pro Forma Financial Statement of TapServices, Inc. and Value Exchange International, Inc., dated as of December 31, 2016.

Any statement contained in a document incorporated or deemed to be incorporated in this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

A copy of the documents incorporated herein by reference (excluding exhibits unless such exhibits are specifically incorporated by reference into the information incorporated herein) that are not presented with this document or delivered herewith, will be provided without charge to each person, including any beneficial owner, to whom an Information Statement is delivered, upon oral or written request of any such person and by first-class mail or other equally prompt means. Requests should be directed to the Company at Corporate Secretary, Value Exchange International, Inc., 7/F., DartonTower, 142 WaiYip Street, Kwun Tong, Kowloon, Hong Kong SAR.

18

EXHIBIT 2.1

STOCK PURCHASE AGREEMENT

by and among

Value Exchange International, Inc., a Nevada, USA corporation

and

Value Exchange International (China), Limited, a Hong Kong SAR corporation,

and

TapServices, Inc., a Philippines corporation

and

Shareholders of TapServices, Inc., a Philippines corporation

January 23, 2017

STOCK PURCHASE AGREEMENT

 This Stock Purchase Agreement (the “Agreement”), dated January 23, 2017, is made by and among Value Exchange Int'l (China) Limited, a company organized under the laws of the Hong Kong SAR (the “Purchaser”) and a wholly owned subsidiary of Value Exchange International, Inc., a Nevada, U.S.A. corporation (“Parent”), Parent, TapServices, Inc., a corporation organized under the laws of the Republic of the Philippines (the “Company”) and the sole shareholder of the Company who is a signatory to this Agreement (“Seller”). Seller, Purchaser, Parent and Company may be referred to individually as a “party” and collectively as the “parties.”

RECITAL: A. The Seller owns and will own (including beneficial ownership) at the Closing One Thousand Two Hundred and Fifty (1,250) shares of Common Stock (the “Shares”) constituting One Hundred Percent (100%) of the issued and outstanding shares of capital stock of the Company and the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, One Hundred Percent (100%) of the Shares in accordance with the provisions of this Agreement. The Company’s Common Stock may be referred to as the “TSI Common Stock” below.

B. The Company will also issue or cause the issuance of Eighty-Eight Thousand and Forty-four (88,044) shares of TSI Common Stock to the Purchaser under this Agreement (referred to as the “C-Shares”).

NOW, THEREFORE, intending to be legally bound and in consideration of the mutual provisions set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1

DEFINITIONS AND CONSTRUCTION

Section 1.1 Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below. Other capitalized terms are defined in other sections of the Agreement:

“Affiliate” means, with respect to a specified Person, a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, the specified Person. For purposes of this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the actions, management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“BIR” means the Philippines Bureau of Internal Revenue.

“Company Plan” means any “employee benefit plan”, any “employee welfare benefit plan” and any other plan, Contract or arrangement involving compensation, including insurance coverage, severance benefits, deferred compensation, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement compensation maintained by the Company for the benefit of any current or former director, officer, employee or consultant of the Company and with respect to which the Company may have any Liability following the Closing Date.

“Contract” means any contract, agreement, lease, license, commitment, understanding, franchise, warranty, guaranty, mortgage, note, bond, option, warrant, right or other instrument or consensual obligation that is legally binding.

“Corporate Officer,” with respect to the Company means those Persons holding the position of Chairman, Chief Executive Officer, President, Chief Financial Officer, Chief Operating Officer, General Manager, Treasurer, Corporate Secretary and Assistant Corporate Secretary of the Company, as appointed by the Board of Directors or shareholders of the Company.

“Effective Time” means 11:59 p.m. (Manila, Philippines time) on the Closing Date

“Employee” means any employee or officer of the Company, other than any Corporate Officer of the Company, acting solely in such capacity (but including any Corporate Officer who is otherwise an employee of the Company).

“Encumbrance” means any charge, claim, mortgage, encumbrance, pledge, security interest, restriction, adverse claim or other lien.

“Environment” means soil, land surface or subsurface strata, surface waters and ambient air (including indoor air).

“Environmental Law” means any Law that relates to protection of the Environment.

“Estimated Net Book Value” means a negative Two Hundred Seventy-Four Thousand Four Hundred Sixty-Nine U.S. Dollars (US$274,469).

“Financial Liability” means any of the following Liabilities: loans, accounts payable, mortgages pledges, security interests, liens, deferred revenues, and accrued expenses.

“Governmental Authority” means any (a) federal, state, local, municipal, foreign or other government, (b) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, office, division or other entity and any court or other tribunal), (c) multinational organization or (d) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.

“Governmental Authorization” means any approval, consent, ratification, waiver, license, permit, registration or other authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Law.

“Intellectual Property” means: (a) all patents and applications for patents and all related reissues, reexaminations, divisions, renewals, extensions, provisionals, continuations and continuations in part; (b) all copyrights, copyright registrations and copyright applications, copyrightable works and all other corresponding rights; (c) all trade dress and trade names, logos, Internet addresses and domain names, trademarks and service marks and related registrations and applications, including any intent to use applications, supplemental registrations and any renewals or extensions, all other indicia of commercial source or origin and all goodwill associated with any of the foregoing; (d) all inventions (whether patentable or unpatentable and whether or not reduced to practice), know how, technology, technical data, trade secrets, and confidential business information; (e) all computer software including source, object and executable code, firmware, development tools, algorithms, files, records, technical drawings and related documentation, data and manuals; and (f) all copies and tangible embodiments of any of the foregoing.

“Judgment” means any order, injunction, judgment, decree, ruling, assessment or arbitration award of any Governmental Authority or arbitrator.

“Knowledge” means, (a) with respect to the Seller, the current conscious awareness of the Seller, (b) with respect to Company, any of the executive officers or senior managerial employees of the Company listed in Section 1.1(a) of the Seller Disclosure Schedule, and (c) with respect to the Purchaser, the current conscious awareness of any of the executive officers or senior managerial employees of the Purchaser listed in Section 1.1(a) of the Purchaser Disclosure Schedule.

“Law” means any federal, state, local, municipal, foreign, international, multinational, or other constitution, law, statute, treaty, rule, regulation, ordinance or code.

“Liability” means any liability, whether known or unknown, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, due or to become due.

“Loss” means any loss, damage, fine, penalty, interest, charge, cost or other Liability.

A violation or other matter is deemed to have a “Material Adverse Effect” on the Company, if such violation or other matter either individually or in the aggregate with all other circumstances, changes or effects, has a material adverse effect on business, assets, Liabilities, financial condition or results of operations of the Company, taken as a whole, but excluding (i) effects or changes resulting from major acts of terrorism, (ii) any circumstance, change or effect that results from any action taken pursuant to or in accordance with this Agreement or at the request of the Purchaser, (iii) changes or developments in Laws applicable to the business of the Company or the enforcement thereof, (iv) effects or changes that are generally applicable to the industries and markets in which the Company operates, (v) changes in the Philippines or world financial markets or general economic conditions (including prevailing interest rates), or (vi) the following effects directly and primarily arising out of the execution or delivery of this Agreement, the consummation of the transactions contemplated by this Agreement or the public announcement or other publicity, leak or rumor with respect to any of the foregoing: (w) any actions of competitors, (x) any actions taken by or losses of customers or employees, (y) any delays or cancellations of orders for products or services, or (z) any reduction in the price of services or products offered by the Company in response to the reduction in price of comparable services or products offered by a competitor. “Material” means any fact, circumstance, development, event or matter that a reasonable person would consider important in deciding whether to sell, buy or hold any shares of capital stock.

“Net Book Value of the Company” means the amount as of the Effective Time by which the total book value of the assets of the Company exceeds the total book value of the Liabilities of the Company, as determined in accordance with Philippines Financial Accounting Standards.

“Permitted Encumbrances” means (a) carrier’s, warehousemen’s, mechanic’s, materialmen’s and other similar liens with respect to amounts that are not yet due and payable or that are being contested in good faith, (b) liens for Taxes that are not yet due and payable or that are being contested in good faith, (c) liens securing rental payments under capital lease arrangements, (d) restrictions on the transferability of securities arising under applicable securities Laws, (e) restrictions arising under applicable zoning and other land use Laws that do not, individually or in the aggregate, have a material adverse effect on the present use or occupancy of the property subject thereto, (f) defects, easements, rights of way, restrictions, covenants, claims, subleases or similar items relating to real property that do not, individually or in the aggregate, have a material adverse effect on the present use or occupancy of the real property subject thereto, (g) matters which would be disclosed by an accurate survey or inspection of any land, buildings, improvements and fixtures erected thereon and all appurtenances related thereto, (h) matters of public record that do not have a Material Adverse Effect, or (i) other charges, claims, mortgages, encumbrances, pledges, security interests or other liens that would not have a Material Adverse Effect.

“Person” means an individual or an entity, including a corporation, limited liability company, general or limited partnership, trust, association or other business or investment entity, or any Governmental Authority.

“Post-Closing Period” means any taxable period or portion of a period that begins after the Closing Date.

“Pre-Closing Period” means any taxable period or portion of a period that begins on or before the Closing Date and ends on the Closing Date.

“Proceeding” means any action, suit, litigation, arbitration, hearing, or formal inquiry, audit, examination, or investigation (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, and whether public or private) commenced, brought or conducted by a Governmental Authority or arbitrator.

“Straddle Period” means any taxable period that begins before and ends after the Closing Date.

“Subsidiary” means, with respect to a specified Person, any corporation or other Person of which securities or other interests having the power to elect a majority of that corporation’s or other Person’s board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by the specified Person or one or more of its Subsidiaries.

“Tax” means (a) any federal, state, provincial, local, foreign or other income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental, windfall profit, customs, vehicle, airplane, boat, vessel or other title or registration, capital stock, franchise, employees’ income withholding, foreign or domestic withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, value added, alternative, add-on minimum and other tax, fee, assessment, levy, tariff, charge or duty of any kind whatsoever imposed, assessed or collected by or under the authority of any Governmental Authority, including employees tax or any Philippine Social Security System contributions mandated by Law, and any interest, fines, penalties or additions resulting from, attributable to, or incurred in connection with any items described in this paragraph or any related contest or dispute.

“Tax Attributes” means any net operating loss, net capital loss, investment tax credit, foreign credit, charitable deduction or any other credit or tax attribute that could be carried forward or back to reduce Taxes (including deductions and credits relating to alternative minimum Taxes).

“Tax Return” means any report, return, declaration, claim for refund, or information return or statement related to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

Section 1.2 Construction. Any reference in this Agreement to an “Article,” “Section,” “Exhibit” or “Schedule” refers to the corresponding Article, Section, Exhibit or Schedule of or to this Agreement, unless the context indicates otherwise. The table of contents and the headings of Articles and Sections are provided for convenience only and are not intended to affect the construction or interpretation of this Agreement. All words used in this Agreement should be construed to be of such gender or number as the circumstances require. The term “including” means “including without limitation” and is intended by way of example and not limitation. Any reference to a statute is deemed also to refer to any amendments or successor legislation as in effect at the relevant time. Any reference to a Contract or other document as of a given date means the Contract or other document as amended, supplemented and modified from time to time through such date.

ARTICLE 2

THE TRANSACTION

Section 2.1 Purchase and Sale. In accordance with the provisions of this Agreement (including, for the avoidance of doubt, Section 11.1), at the Closing, Seller will sell, assign and transfer to the Purchaser Seller’s Shares (as set forth in Schedule 2.1 hereto), and Company will issue the C-Shares to the Purchaser (as set forth in Schedule 2.1 hereto) and the Purchaser will purchase and acquire from the Seller, and the Purchaser will purchase from the Company, free and clear of all Encumbrances, all legal and beneficial right, title and interest in and to the Shares and C-Shares as set forth in Schedule 2.1 hereto.

Section 2.2 Purchase Price. The aggregate purchase price for all of the Shares (the “Purchase Price”) is Two Thousand Six Hundred and Thirty-Six United States Dollars (US$2,636.00), which will be paid to the Seller at the Closing in accordance with Schedule 2.1 hereto at the Closing. The aggregate subscription price for all of the C-Shares (the “C-Share Purchase Price”) is Two Hundred Thousand United States Dollars (US$200,000.00), which will be allocated to the Company in full at the Closing.

Section 2.3 Escrow. At the Closing, Two Hundred Thousand United States Dollars and No Cents (US$200,000.00) held as a future subscription and good faith earnest money deposit by the Company will be applied to the payment of the C-Shares Purchase Price (“Deposits on Stock Subscription”).

Section 2.4 Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) will take place at the offices of the Company, Unit 510 East Tower, PSE Center, Exchange Road, Ortigas Centre, Pasig City, Metro Manila, Philippines, at 1:00 p.m., local time, on January 23, 2017, or, if all of the conditions set forth in Article 6 have not been satisfied or waived on such date, on such mutually agreeable later date as soon as practicable, but in no event later than three business days after satisfaction or waiver of such conditions, or at such other time and place as the Seller and the Purchaser may agree in writing. The time and date upon which the Closing actually occurs is referred to in this Agreement as the “Closing Date.” Purchaser and Parent will determine Closing Date, which will occur as soon as practicable, based on compliance demands for the transactions contemplated herein under U.S. and Hong Kong SAR laws and regulations.

Section 2.5 Closing Deliveries.

(a) At the Closing, in addition to any other deliveries to be made pursuant to this Agreement, the Seller will deliver or cause to be delivered to the Purchaser:

(i) a duly executed Deed of Assignment of the Seller’s Shares sold pursuant to Schedule 2.1 hereto and in the form attached hereto as Exhibit A;

(ii) the certificates representing the Shares being sold under this Agreement, duly endorsed in blank for transfer and, a duly signed stock assignment separate from the certificates;

(iii) a certificate, in form and substance reasonably satisfactory to the Purchaser, duly executed by the Seller, stating that (A) all of the Seller’s representations and warranties contained in this Agreement that are qualified by materiality are true, accurate and complete, and all of the Seller’s representations and warranties contained in this Agreement that are not so qualified are true, accurate and complete in all material respects, and (B) the Seller’s covenants and obligations set forth in this Agreement to be satisfied and performed at or before the time of Closing has been satisfied and performed;

(iv) a declaration of trust and irrevocable proxy over the Shares being sold under this Agreement, in the form attached hereto as Exhibit B, duly executed by the Seller in favor of the Purchaser; and

(v) any and all other completed, signed agreements, certificates, filings, instruments and documents reasonably required by Purchaser or any Governmental Authority to consummate the transactions contemplated herein, save those that are normally secured post-closing under applicable laws or as otherwise required to enable Parent to meet disclosure requirements under U.S. federal and state securities laws and rules.

(b) At the Closing, in addition to any other deliveries to be made pursuant to this Agreement, the Company will deliver or cause to be delivered to the Purchaser:

(i) the certificates representing the C-Shares being issued under this Agreement;

(ii) a certificate of corporate good standing of the Company dated not more than thirty (30) days before the Closing Date issued by the Philippine Securities and Exchange Commission;

(iii) a certificate, in form and substance reasonably satisfactory to the Purchaser, duly executed by the Company, stating that (A) all of the Company’s representations and warranties contained in this Agreement that are qualified by materiality are true, accurate and complete, and all of the Company’s representations and warranties contained in this Agreement that are not so qualified are true, accurate and complete in all material respects, and (B) each of the Company’s covenants and obligations set forth in this Agreement to be satisfied and performed at or before the time of Closing has been satisfied and performed; and

(iv) any and all other completed, signed agreements, certificates, filings, instruments and documents reasonably required by Purchaser or any Governmental Authority to consummate the transactions contemplated herein, including information required to meet disclosure requirements of Parent or Purchaser under U.S. federal or state securities or merger laws and rules.

(c) At the Closing, in addition to any other deliveries to be made pursuant to this Agreement, the Purchaser will deliver or cause to be delivered to the Seller:

(i) the Purchase Price by wire transfer of immediately available funds the purchase price for the Shares and will do so no later than two (2) business days after the Closing Date;

(ii) the C-Shares Purchase Price by application and release of the Deposits on Stock Subscription as reflected in the books of the Company, and which Deposits on Stock Subscription shall equal Two Hundred Thousand U.S. Dollars and No Cents (US$200,000.00) and are held by the Company;

(iii) a certificate, in form and substance reasonably satisfactory to the Seller, duly executed by a senior officer of the Purchaser, stating that (A) all of the Purchaser’s representations and warranties contained in this Agreement that are qualified by materiality are true, accurate and complete, and all of the Purchaser’s representations and warranties contained in this Agreement that are not so qualified are true, accurate and complete in all material respects, and (B) each of the Purchaser’s covenants and obligations set forth in this Agreement to be satisfied and performed at or before the time of Closing has been satisfied and performed; and (C) this Agreement has been duly approved by the Purchaser’s Board of Directors and holder of Purchaser’s Common Stock (“Purchaser Common Stock”) and by Parent; and (D) Parent has filed all filings required for the disclosure of the transactions contemplated herein with the U.S. Securities and Exchange Commission or “SEC” (“SEC Filings”), except that the Information Statement or other filings by the Parent for the transaction contemplated hereunder may be filed with the SEC within thirty (30) days after the Closing and the timing of such filing shall be made in the Parent’s sole discretion within or prior to said thirty day period. The parties agree and understand that the Information Statement may be reviewed by the SEC and require amendments or revisions until the SEC allows filing of the definitive Information Statement, and such additional filings or review thereof and the timing of such filings shall not constitute a breach of this Agreement by the Parent or Purchaser; and

(iv) any and all other completed, signed agreements, certificates, filings, instruments and documents reasonably required by Seller or any Governmental Authority to consummate the transactions contemplated herein.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE SELLER

Seller or the Company, as indicated, hereby represents and warrants to the Purchaser that, as of the date hereof and as of the Closing Date, the statements set forth in this Article 3 are true and correct, except as set forth on the Seller Disclosure Schedule delivered to the Purchaser concurrently with the execution and delivery of this Agreement and dated as of the date of this Agreement (the “Seller Disclosure Schedule”).

Section 3.1 Organization and Good Standing. (a) The Company represents that: The Company is a corporation duly organized, validly existing and in good standing under the Laws of the Republic of the Philippines and has all requisite corporate power and authority to conduct its business as presently conducted. The Company is duly qualified to do business and, where applicable as a legal concept, is in good standing as a foreign corporation in each jurisdiction in which the nature of its activities required such qualification, except where the failure to so qualify would not have a Material Adverse Effect.

(b) The Seller each represents that: The Seller is over the age of 21 years, has the legal capacity and authority to enter into and consummate this Agreement without the consent of any third party, and have no legal impediment to entering into and consummating this Agreement. The Seller further represent there is only one Seller, who is a natural person, as of the date first written above.

Section 3.2 Authority and Enforceability. (a) Seller represents that: Seller has all requisite power and authority to execute, deliver and perform his obligations under this Agreement. Assuming the due authorization, execution and delivery of this Agreement by the Purchaser, this Agreement will constitute the valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject to (i) Laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) Laws governing specific performance, injunctive relief and other equitable remedies.

(b) The Company represents that: The Company has all requisite legal and corporate power to (a) execute and deliver this Agreement, the Shares and C-Shares issued or authorized for issuance by the Company, and all other agreements and instruments required to be delivered hereunder (“Collateral Documents”), (b) to sell, authorize or cause the issuance of the Shares, and C-Shares, as the case may be, and (c) to timely and fully perform its obligations under the terms of this Agreement. All corporate action on the part of the Company and its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement, the authorization, sale, issuance and delivery of the Shares to be sold by the Company, as well as the issuance of the C-Shares, and the performance of the Company’s obligations hereunder and thereunder has been taken as of or will be taken at the Closing. This Agreement, the Shares, C-Shares, and the Collateral Documents have been duly authorized, executed and delivered by the Company and, when this Agreement is executed and delivered by the Company will constitute valid and binding obligations of the Company enforceable against the Company in accordance with its respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors. No other consent, approval or action of, filing with, or notice to, any corporation, person, or firm, or any public, governmental, or judicial authority is required. The foregoing representations are subject to (i) Laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) Laws governing specific performance, injunctive relief and other equitable remedies.

(c) The Company represents that it has no subsidiaries or joint ventures.

(d) Seller has not entered into any agreement or other legally binding obligation with a third party with respect to the Shares.

(e) The Company represents that the Company has not entered into any agreement or other legally binding obligation with a third party with respect to the C-Shares.

Section 3.3 No Conflict. (a) Seller represents that: Neither the Seller’s execution and delivery of this Agreement, nor the consummation or performance by the Seller of the transactions contemplated by this Agreement, will (a) conflict with or violate the any of the Seller’s Contracts, (b) except as set forth on Section 3.3 of the Seller Disclosure Schedule, require the Seller to make any filing with, or obtain any authorization from, a Governmental Authority or other Person, (c) result in a breach or default under any material Contract to which Seller is a party, or (d) violate any Law or Judgment applicable to the Seller or any of his respective assets.

(b) The Company represents that the execution and delivery of this Agreement and the Collateral Documents, and the issuance of the C-Shares, will not result in a breach of any of the terms, conditions, or provisions of, or constitute a default under, or, permit the acceleration of rights under or termination of, any agreement, lease, license, indenture, mortgage, deed of trust, credit agreement, note, permit, or other evidence of indebtedness agreement of the Company (collectively, the “Agreements and Instruments”), or any law, rule or regulation of any court or federal, state, or foreign regulatory board or body or administrative agency having jurisdiction over the Company, or over properties or businesses of the Company. No event has occurred and no condition exists which, upon notice or the passage of time (or both), would constitute a default of the Company, or to the knowledge of the Company, of any other party thereto, under any such Agreements and Instruments to which the Company is a party, or by which the Company or its properties or assets are bound. Neither the Company’s execution and delivery of this Agreement, nor the consummation or performance by the Company of the transactions contemplated by this Agreement, will (a) conflict with or violate the any of the Company’s organizational documents, (b) except as set forth on Section 3.3 of the Company Disclosure Schedule, require the Company to make any filing with, or obtain any authorization from, a Governmental Authority or other Person, (c) result in a breach or default under any material Contract to which the Company is a party, or (d) violate any Law or Judgment applicable to any of the Company or any of its respective assets.

Section 3.4 Capitalization and Ownership.

(a) The Company represents that: (i) The authorized capital stock of the Company consists solely of Two Hundred Thousand (200,000) shares of common stock, par value of Philippines Peso 100 each, of which 1,250 shares are issued and outstanding as the “Shares.” The Shares being sold under this Agreement represent One Hundred percent (100%) issued and outstanding shares of the Company Common Stock. As of the Closing, the Seller will be the sole record holders and beneficial owners of all of the Shares, free and clear of all Encumbrances, other than the Nominee Shares, of which the Seller will be the beneficial owner, including the power to direct the transfer of the Nominee Shares. All of the Shares are duly authorized, validly issued, fully paid and nonassessable, and have not been issued in violation of the preemptive rights of any Person. Upon payment in full of the Purchase Price, execution of the Deed of Assignment of Shares, and the recording of the Shares being sold hereunder and in accordance with Schedule 2.1 hereto in the name of the Purchaser in the Stock and Transfer Book of the Company, good and valid title to all of those Shares will pass to the Purchaser, free and clear of any Encumbrances, and with no restrictions on the voting rights or other incidents of record and beneficial ownership of such Shares sold under Schedule 2.1. Upon consummation of the Closing, the Purchaser will be the sole owner of all of the Shares. There are no other issued and authorized shares of capital stock of the Company other than the Shares. The C-Shares will be issued at the Closing.

(ii) The C-Shares are newly authorized treasury shares being sold or issued to the Purchaser hereunder at the Closing and, upon issuance, will be duly authorized, validly issued, fully paid and non-assessable, and have not been issued in violation of the preemptive rights of any Person. Upon payment in full of the Purchase Price, the issuance, and the recording of the C-Shares being sold hereunder and in accordance with this Agreement in the name of the Purchaser in the Stock and Transfer Book of the Company, good and valid title to those C-Shares will pass to the Purchaser, free and clear of any Encumbrances, and with no restrictions on the voting rights or other incidents of record and beneficial ownership of such Shares sold hereunder

(b) The Company does not own any stock, membership, partnership or other equity ownership interest in any Subsidiary or other Person.

(c) Except as set forth in Section 3.04(a) of the Seller Disclosure Schedule, there are no options, rights, warrants, calls or other outstanding securities convertible into or exercisable or exchangeable for the Shares, nor any outstanding subscriptions, options, rights, warrants, calls, rights of first refusal or offer, or other Contracts or commitments (contingent or otherwise) obligating the Seller to issue or transfer the Shares. There are no subscriptions, options, warrants, calls, rights, commitments or Contracts of any character to which any of the Seller is a party or by which it is bound obligating or permitting the Company to purchase or otherwise acquire the securities of any other Person. There are no Contracts to which either the Seller or any other Person is a party or bound with respect to the voting (including voting trusts or proxies) of the Shares. There are no Contracts to which either the Seller or any other Person is a party or bound with respect to the voting (including voting trusts or proxies) of the Shares.

(e) Except as set forth in Section 3.04(a) of the Company Disclosure Schedule, there are no options, rights, warrants, calls or other outstanding securities convertible into or exercisable or exchangeable for the C-Shares of capital stock of the Company, nor any outstanding subscriptions, options, rights, warrants, calls, rights of first refusal or offer, or other Contracts or commitments (contingent or otherwise) obligating the Company to issue or transfer the C-Shares or treasury any shares of its capital stock or to issue, grant or sell other securities convertible into or exchangeable for shares of its capital stock. There are no subscriptions, options, warrants, calls, rights, commitments or Contracts of any character to which the Company is a party or by which it is bound obligating or permitting the Company to purchase or otherwise acquire the securities of any other Person. There are no Contracts to which either the Company or any other Person is a party or bound with respect to the voting (including voting trusts or proxies) of the C-Shares. There are no Contracts to which either the Company or any other Person is a party or bound with respect to the voting (including voting trusts or proxies) of the C-Shares.

Section 3.5 Financial Statements.

(a) The Company has delivered to the Purchaser the following financial statements (collectively, the “Financial Statements”):

(i) audited consolidated balance sheets of the Company as of December 31, 2014, and December 31, 2015 (the most recent of which, the “Balance Sheet”) and the related audited consolidated statements of income, stockholders’ equity and cash flow for each of the fiscal years then ended, including in each case any notes thereto, together with the report thereon of SYCIP GORRES VELAYO & CO., independent certified public accountants; and

(ii) an unaudited consolidated balance sheet of the Company as of September 30, 2016 and for the interim period to December 31, 2016 (the “Interim Balance Sheet”) and the related unaudited consolidated statement of income for the six months then ended.

(b) The Financial Statements have been prepared in accordance with Philippines Financial Accounting Standards and fairly present in all material respects the consolidated financial condition and results of operations of the Company as of the respective dates and for the periods indicated therein, all in accordance with Philippines Financial Accounting Standards, except that any unaudited financial statements are subject to normal year-end adjustments and do not contain all footnotes as required by Philippines Financial Accounting Standards, and reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes thereto.

(c) The Company has delivered or will deliver to the Purchaser: unaudited but reviewed financial statements for any fiscal quarter of the Company in 2016 and in 2017, and audited financial statements for any fiscal year from September 30, 2016 onwards – as required or requested by the Purchaser or Parent for Parent’s SEC Filings or future filings with the SEC by Parent.

(d) If the SEC requires additional or further audited or unaudited financial statements for 2016 or for 2017 for the Company, the Company shall provide such audited financial statements with footnotes and auditor letter as soon as possible upon receipt of demand from the Purchaser or Parent.

(e) Company shall be solely liable for all costs of producing all of its financial statements, footnotes, and auditor letter required under this Agreement.

Section 3.6 No Undisclosed Liabilities. The Company does not have any Financial Liability that would be required to be reflected on a consolidated balance sheet prepared in accordance with Philippines Financial Accounting Standards except for (a) Liabilities reflected, reserved against or otherwise disclosed in the Financial Statements, (b) current Liabilities arising in the ordinary course of business after the date of the Interim Balance Sheet, or (c) ongoing performance obligations under Contracts that are not required by Philippines Financial Accounting Standards to be reflected in the Financial Statements.

Section 3.7 Absence of Certain Changes and Events. Since the date of the Interim Balance Sheet, the Company has conducted its business in all material respects in the ordinary course of business and there has not been any Material Adverse Effect. Without limiting the generality of the foregoing, since the date of the Interim Balance Sheet except as set forth in Section 3.7 of the Seller Disclosure Schedule, there has not been with respect to the Company any:

(a) amendment to its articles of incorporation or bylaws;

(b) change in its authorized or issued capital stock;

(c) incurrence of any indebtedness for borrowed money in excess of US$25,000 individually or US$150,000 in the aggregate, that would be outstanding at Closing;

(d) material damage to, or destruction, impairment or loss of, or any claim of whatever nature by any Person against or with respect to, any material asset of the Company, other than damage to or destruction of assets of the Company covered by insurance;

(e) except as required by Law, adoption of, amendment to or increase in the payments to or benefits under, any Company Plan other than in the ordinary course of business of the Company;

(f) change in the accounting methods used by the Company;

(g) making or rescission of any Tax election, settlement or compromise of any Tax Liability or amendment of any Tax Return; or

(h) other than in the ordinary course of business of the Company, increase in the compensation of any Employee or Corporate Officer other than periodic increases in wages or salaries of Employees that do not exceed 5% of such Employees’ pre-increase wage or salary level or as required by Law.

Section 3.8 Assets.

(a) The Company has good and marketable title to, or in the case of leased assets, valid leasehold interests in, all of its assets, free and clear of all Encumbrances, other than Permitted Encumbrances.

(b) Except as set forth in Section 3.8(b) to the Company Disclosure Schedule, the Company owns or leases all tangible personal property necessary to conduct its business as currently conducted by the Company. Each such item of tangible personal property is in all material respects in good operating condition and repair, ordinary wear and tear excepted, and, to the Company’s Knowledge, has been maintained in accordance with normal industry practice. All physical assets of the Company that are necessary for the business of the Company are, and on the Closing Date shall be, in the possession or under the control of the Company and except for leased assets and any assets owned or leased by Seller or its Affiliates, the Company is not in possession of any property or asset that is owned by another Person.

Section 3.9 Real Property.

(a) The Company own a real property as [staff quarter] located at Grand Emeral Condominium cor Ruby, Garnet and F. Ortigas Jr. Road, San Antonio, Pasig City 1605 Philippines, with net book value ₱2.75 million (US$55,175) as of the end of the fiscal year 2016.

(b) Section 3.9(b) of the Company Disclosure Schedule sets forth an accurate and complete description of each parcel of real property in which the Company has a leasehold estate (collectively, the “Leased Real Property”). The Company has made available to the Purchaser accurate and complete copies of all leases relating to the Leased Real Property (collectively, the “Real Property Leases”).

(c) To the Company’s Knowledge, all buildings, fixtures and other improvements located on the Leased Real Property are in good operating condition and repair, ordinary wear and tear excepted, and are in compliance with all applicable Laws, including those pertaining to health and safety, zoning and building. To the Company’s Knowledge, no Leased Real Property is in need of repair other than as part of routine maintenance in the ordinary course of business that is within the responsibility of tenant under the applicable Real Property Lease. No Person other than the Company, or its authorized personnel (in the case of the rented residences), is in possession of any portion of the Leased Real Property.

(d) The Company has a valid and enforceable leasehold interest under each Real Property Lease, subject to (i) Laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) Laws governing specific performance, injunctive relief and other equitable remedies. Each Real Property Lease is in full force and effect, and the Company is not in material default thereof, and no condition exists that with notice or lapse of time, or both, would constitute a material default by the Company under any Real Property Lease. To the Company’s Knowledge, no other party to any Real Property Lease is in default thereof or has exercised any termination right with respect thereto.

(e) To the Company’s Knowledge, there does not exist any actual or threatened or contemplated condemnation or eminent domain Proceeding that could be reasonably expected to materially and adversely affect the Leased Real Property or any part thereof, and the Company has not received any written notice of the intention of any Governmental Authority to undertake any such Proceeding with respect to the Leased Real Property or any part thereof.

Section 3.10 Intellectual Property.

(a) Section 3.10 of the Company’s Disclosure Schedule contains a list of each patent, patent application, copyright registration or application therefor, and trademark, trade name, service mark and domain name registration or application therefor of the Company that will be transferring with the Company at Closing (the “Company Intellectual Property”), and identifies each material license that the Company has granted or received with respect to any of its Intellectual Property that will remain with the Company following Closing.

(b) To the Company’s Knowledge, no other Person is infringing, violating or misappropriating any of the Company Intellectual Property. To the Company’s Knowledge, none of the activities or business presently conducted by the Company infringes or violates, or constitutes a misappropriation of, any Intellectual Property rights of any Person.

Section 3.11 Contracts.

(a) Section 3.11(a) of the Company’s Disclosure Schedule contains a complete and accurate list, and the Company has made available to the Purchaser an accurate and complete copy of, each Contract (collectively, the “Material Contracts”) to which the Company is a party, or by which the Company or any of its assets is bound, and that singly or collectively with other contracts with the same counter-party:

(i) involves performance of services or delivery of goods or materials, the performance of which extends over a period of more than one year or that otherwise involves an amount or value in excess of US$25,000;

(ii) is for capital expenditures in excess of US$25,000;

(iii) is a mortgage, indenture, loan or credit agreement, security agreement, guaranty, surety, bond or other Contract relating to the borrowing of money, other than accounts receivables and payables in the ordinary course of business, or otherwise purports to create or give rise to any Encumbrance, other than any Permitted Encumbrance, over or in respect of any material Company assets;

(iv) is a lease of any real or personal property involving remaining payments by the Company of more than US$25,000;

(v) is a license or other Contract under which the Company has obtained a license to use the Intellectual Property of another Person, which such license will be transferring with the Company at Closing (except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than US$25,000 under which the Company is the licensee);

(vi) limits in any way the ability of the Company to engage in any line of business, to compete with any Person or to solicit any customer, employee, supplier or other Person;

 (vii) is a Contract of guarantee, support, indemnification, assumption or endorsement of, or any similar commitment to become liable for the obligations or other Liabilities of any other Person, other than support or warranty agreements in connection with the license or sale of products in the ordinary course of business;

(viii) is a Contract with any labor union or other Employee representative of a group of Employees of the Company;

(ix) involves any sharing of profits, losses, costs or other Liabilities by the Company with any other Person, including any joint venture or joint development Contract;

(xi) is a Contract with any Governmental Authority;

(xii) is not entered into in the ordinary course of business of the Company and has an actual or anticipated value or cost to the Company following Closing of at least US$25,000; or

(xiii) is otherwise material to the business of the Company and which is terminable by the other party thereto upon a change of control of the Company or otherwise upon less than 60 days’ prior written notice to the Company.

(b) With respect to each such Material Contract: (i) the Material Contract is in full force and effect except to the extent it has previously expired in accordance with its terms; and (ii) the Company, and, to the Seller’s Knowledge, any other party to the Material Contract, are not in material breach or material default under the Material Contract except for such breaches or defaults as to which requisite waivers or consents have been obtained or which would not have a Material Adverse Effect.

(c) Since the date of the Interim Balance Sheet, to the Seller’s Knowledge, the Company has not given to or received from any other Person any written notice announcing, contemplating or threatening termination or cancellation of any Material Contract, other than notice regarding expiration of such Material Contract in accordance with its terms.

Section 3.12 Tax Matters.

(a) In each case except as set forth in Section 3.12 of the Company’s Disclosure Schedule, all Tax Returns required to be filed with respect to the Company have been timely filed and are true, correct and complete in all material respects. All Taxes shown on such Tax Returns have been paid when due. No adjustment relating to any of such Tax Returns has been proposed in writing to the Company by any Governmental Authority. The Company does not have any Liability for any Tax obligation of any other Person under applicable Law as a transferee or successor, by Contract or otherwise.

(b) The Company has duly and timely paid all Taxes in relation to its business and assets to the extent that the same ought to have been paid.

(c) Tax Returns of the Company have been audited by Governmental Authorities or are closed by the applicable statute of limitations for all taxable years though 2016. The Seller Disclosure Schedule in Section 3.12 contains a complete and accurate list of all audits of all such Tax Returns since 2016.

(d) All Taxes that the Company is required by Law to withhold or collect have been duly withheld or collected, and, to the extent required by applicable Law, have been paid over to the proper Governmental Authority, and there are no Encumbrances for Taxes (other than Taxes not yet due and payable) with respect to the Company or on its respective assets.

(e) The Company has and will have no additional Liability for Taxes with respect to any Tax Return which was required by applicable Laws to be filed on or before the Closing Date, other than those reflected as Liabilities (including any reserves) on the Balance Sheet and the Interim Balance Sheet.

(f) The Company is not a party to, bound by or obligated under any Tax sharing Contract, Tax indemnification Contract, Tax allocation Contract, or similar Contract, arrangement or understanding, whether written or unwritten, pursuant to which the Company has or may have any obligation to make any payment after the Closing related to Taxes.

(g) No federal, state, local or foreign audits or other Tax-related Proceedings are being conducted with respect to the Company, nor has the Company received any written notice from any Governmental Authority that any such audit or other Proceeding is pending, threatened or contemplated. The Company has not waived any statute of limitations with respect to Taxes or agreed to an extension of time with respect to a Tax assessment or deficiency affecting the Company, which waiver or extension of time is currently outstanding. No deficiency or proposed adjustment which has not been settled or otherwise resolved for any amount of Taxes has been asserted or assessed by any Governmental Authority against the Company. No claim has ever been made by any Governmental Authority in a jurisdiction where the Company does not file Tax Returns that the Company may be subject to Taxes assessed by such jurisdiction.

(h) Section 3.12(h) of the Company’s Disclosure Schedule sets forth each federal, state, county, local and foreign jurisdiction with respect to which the Company currently files any corporate, income, property, transaction privilege, sales, value added, franchise or other Tax Return.

Section 3.13 Employee Benefit Matters.

(a) Section 3.13(a) of the Company’s Disclosure Schedule sets forth an accurate and complete list of each Company Plan, if any, and Company has made available to the Purchaser an accurate and complete copy of each Company Plan that has been reduced to writing. Each Company Plan has been operated and administered, and the Company has performed all of its obligations under each Company Plan, in each case in all material respects in accordance with the terms of such Company Plan and applicable Law.

(b) Company has made available to the purchaser copies of the following: (i) each employment, severance and change of control Contract with any executive officer; and (ii) each Contract or plan binding the Company, including, any stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan, severance benefit plan or other Company Plan.

(c) For each Company Plan, if any, the Seller have made available to the Purchaser (i) a copy of the annual report and actuarial report, if required under any applicable Law, with respect to such Company Plan for the last two (2) plan years ending prior to the date hereof, (ii) if any Company Plan is funded or managed through a trust or any funding vehicle, a copy of the trust or other funding Contract (including all amendments thereto) and the latest financial statements with respect to the last reporting period ended immediately prior to the date thereof and (iii) a copy of the most recent “summary plan description,” together with each “summary of material modifications,” if required under any applicable Law, with respect to such Company Plan.

(d) There are no pending or, to the Knowledge of the Seller, threatened audits, investigations, Proceedings or claims involving any Company Plan by any Governmental Authority or other Person, other than routine claims for benefits. Except as may be provided in any employment Contract currently in effect between the Company and any current or former Employee (a copy of which has been provided to the Purchaser), the consummation of the transactions contemplated hereby shall not (i) result in the termination of any Company Plan, (ii) result in any payment becoming due, or increase the amount of compensation due, to any current or former Employee or director of the Company, (iii) increase any benefits payable under any Company Plan, or (iv) accelerate the time of payment or vesting, or increase the amount of, or otherwise enhance, any benefit due to any current or former Employee or director of the Company.

(e) Except as set forth in Section 3.13(e) of the Company Disclosure Schedule, each Employee pension or retirement fund (if any) included in the Company Plans, if any, is actuarially sound and adequately funded to satisfy all Liabilities accrued thereunder or in respect thereof.

 (f) The Company has complied in all material respects with all Laws and/or Contracts relating to employment, wages, employee benefits, health and safety of employees and withholding of taxes and social security contributions; has withheld and duly segregated, deposited and paid over to the appropriate authorities or other Persons all amounts required by Law or Contract to be withheld from the wages of its employees, including but not limited to contributions to the Philippine Social Security System, National Health Insurance Program and Home Development Mutual Fund; and is not liable for any arrears of wages or benefits or any taxes or penalties for failure to comply with the foregoing.

Section 3.14 Employment and Labor Matters.

(a) On or prior to the date hereof, the Company has provided the Purchaser with an accurate and complete list of the Company’s current Employees as of the date of this Agreement, and the following details for each such Employee: (i) name; (ii) part-time or full-time status; (iii) regular/permanent employment or probationary or temporary employment status; (iv) title and/or job description; (v) annual base salary or hourly wage; (vi) available bonus, commission or other contingent compensation; (vii) participation in any Company Plans; (viii) accrued and unused vacation days; (ix) accrued and unused sick days; (x) if on leave, the status of such leave (including reason for leave and expected return date), and (xi) any outstanding amounts due in respect of Company loans to such Employee. Except as set forth in Section 3.14 of the Company’s Disclosure Schedule, to the Company’s Knowledge, no Employee plans to terminate such employment or enter into any business which would compete with or would be similar to the business of the Company.

(b) The Company is not party to or bound by any collective bargaining Contract with any group of Employees. The Company has not experienced any strikes, claims of unfair labor practices or other collective bargaining disputes. To the Seller’s Knowledge, there has been no organizational effort made or threatened, either currently or within the past two (2) years, by or on behalf of any labor union with respect to Employees. Within the past two (2) years, the Company has not effectuated or contemplated a lock-out of any group of Employees.

(c) Except as set forth on Section 3.14(c) of the Company’s Disclosure Schedule, all salaries, wages, commissions and other compensation and benefits payable to each Employee, whether pursuant to applicable Law, Contract or Company policy/practice, have been accrued and paid by the Company when due for all periods through the date hereof, and, as of the Closing Date, shall have been paid by the Company when due for all periods through the Closing Date, except for stub period payroll obligations resulting from the Closing Date occurring between normal paydays, which payroll obligations are properly accounted for in the Company’s financial records in accordance with Philippines Financial Accounting Standards.

(d) The Company has provided the Purchaser with a complete list of all former Employees dismissed for any just or authorized cause for the past two (2) years from the date of this Agreement, together with a description of the reasons for such dismissals.

(e) The Company has provided the Purchaser a complete and accurate list of all labor cases, complaints or Proceedings filed against the Company for the past two (2) years with the Philippines Department of Labor and Employment, National Labor Relations Commission and other Government Authorities.

Section 3.15 Compliance with Laws.

(a) The Company is in compliance in all material respects with all Laws, including Environmental Laws, applicable to it or to the conduct of its business. The Company has not received any written notice stating that the operation or conduct of the business of the Company or the condition of any Leased Real Property is in violation of any Law, including any Environmental Law. No Proceedings are pending against the Company or its assets alleging the Company has violated any Environmental Laws applicable to it or the conduct of its business, nor has the Company received any written notice of any such threatened Proceedings.

(b) Section 3.15(b) of the Seller Disclosure Schedule contains a complete and accurate list of all material Governmental Authorizations held by the Company that relate to the Company or any of the Company’s material assets. To Company’s Knowledge, the Company holds all of the material Governmental Authorizations necessary to permit the Company to lawfully operate its business in the manner in which it is currently operated and to permit the Company to own and use the Company’s assets in the manner in which they are currently used. To the Company’s Knowledge, each Governmental Authorization listed in Section 3.15(b) of the Company Disclosure Schedule is valid and in full force and effect, and no event has occurred or circumstance exists that may (with or without notice or lapse of time) (i) constitute or result directly or indirectly in a material violation of or a material failure to comply with any term or requirement of any Governmental Authorization listed in Section 3.15(b) of the Company’s Disclosure Schedule, or (ii) result directly or indirectly in the revocation, withdrawal, suspension, cancellation or termination of, or any modification to, any Governmental Authorization listed in Section 3.15(b) of the Seller Disclosure Schedule.

Section 3.16 Legal Proceedings. (a) Set forth in Section 3.16 of the Company’s Disclosure Schedule is an accurate and complete list of all Proceedings pending against the Company or its assets in or before any court, arbitrator, mediator or other Governmental Authority. The Company is not subject to any outstanding judgment, injunction or other order or ruling of, or settlement issued or approved by, any court or other Governmental Authority. To the Company’s, except as set forth in Section 3.16 of the Company Disclosure Schedule, no event has occurred or circumstance exists that is reasonably likely to give rise to or serve as a basis for, the commencement of any Proceeding against the Company or its assets that would reasonably be expected to result in a cost of at least US$30,000 to the Company. There is no Proceeding pending or, to the Company’s Knowledge, threatened against any of the Seller which questions or challenges the validity of this Agreement or the ability of the Company to consummate any of the transactions contemplated by this Agreement. This Section 3.16 does not relate to employment, employee benefits or environmental matters, which are exclusively the subject matter of Sections 3.13, 3.14 and 3.15, respectively.

(b) The Seller each represent that there is no law suit, governmental enforcement action, arbitration, or administrative proceedings against the Seller that would hinder or bar the consummation of the sale of the Shares under this Agreement.

Section 3.17 Insurance. Set forth in Section 3.17 of the Company Disclosure Schedule is an accurate and complete list of all insurance policies maintained by the Company, or under which the Company was a named insured or otherwise the beneficiary of coverage at any time within the past year. Except as set forth in Section 3.17 of the Seller Disclosure Schedule, Company has provided the Purchaser with complete copies of all insurance policies maintained by the Company. All premiums due and payable under such insurance policies have been paid. The Company is covered by insurance in scope and amount customary and reasonable for the business in which it is engaged.

Section 3.18 Certain Relationships. To the Company’s Knowledge, no director or Corporate Officer of the Company (a) owns any material tangible or intangible property or right which is used in the business of the Company, (b) has any claim or cause of action against the Company, or (c) owes any money to the Company or is owed money by the Company (other than compensation and benefits owed to Employees and Corporate Officers under Contracts disclosed hereunder or amounts owed by Employees or Corporate Officers to the Company in the ordinary course of business pursuant to the Company’s employee loan program).

Section 3.19 Brokers or Finders. Neither the Seller nor the Company have any Liability for brokerage or finders’ fees or agents’ commissions or other similar payment in connection with any of the transactions contemplated by this Agreement.

 Section 3.20 Bank Accounts. Section 3.20 of the Company’s Disclosure Schedule sets forth a list of all bank and securities accounts and lockboxes maintained by the Company (identified by name and address of the applicable bank or financial institution and account number), a list of Persons authorized to sign on behalf of the Company with respect to each such account and a list of Persons with authorized access to each such lockbox. Section 3.20 of the Company’s Disclosure Schedule also sets forth a list of each Person holding an outstanding power of attorney to act for, in the name and/or on behalf of the Company for any purpose. Company has provided the Purchaser with copies of all instruments and documents pursuant to which such powers of attorney have been granted.

Section 3.21 Books and Records. To the Company’s Knowledge, the minute books, corporate books and records, and financial, business and other records of the Company, originals or copies of which have been made available to the Purchaser, are complete and correct in all material respects and have been maintained in accordance with sound business practices.

Section 3.22 RESERVED.

Section 3.23 Disclaimer. Unless stated otherwise herein, the sole Seller shall not be deemed to have made or verified or attested to any representation made by the Company herein.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to Company and the Seller that, as of the date hereof and as of the Closing Date, the statements set forth in this Article 4 are true and correct, except as set forth on the disclosure schedule delivered by the Purchaser to the Company and the Seller concurrently with the execution and delivery of this Agreement and dated as of the date of this Agreement (the “Purchaser Disclosure Schedule”).

Section 4.1 Organization and Good Standing. The Purchaser is a corporation duly organized, validly existing and in good standing under the Hong Kong SAR, and has all requisite corporate power and authority to carry on its business as presently conducted.

Section 4.2 Authority and Enforceability. The Purchaser has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser. Assuming the due authorization, execution and delivery of this Agreement by the Seller, this Agreement will constitute the valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to (i) Laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) Laws governing specific performance, injunctive relief and other equitable remedies.

Section 4.3 No Conflict. Neither the Purchaser’s execution and delivery of this Agreement, nor the consummation or performance by the Purchaser of the transactions contemplated by this Agreement, will (a) conflict with or violate the Purchaser’s certificate of incorporation or bylaws, (b) require the Purchaser to make any filing with, or obtain any authorization from a Governmental Authority or other Person (other than Parent compliance with U.S. federal and state securities laws and regulations), (c) result in a breach or default under any material Contract to which the Purchaser is a party, or (d) violate any Law or Judgment applicable to the Purchaser or any of its assets.

Section 4.4 Legal Proceedings. There is no Proceeding pending or, to the Purchaser’s Knowledge, threatened against the Purchaser that questions or challenges the validity of this Agreement or the ability of the Purchaser to consummate any of the transactions contemplated by this Agreement.

Section 4.5 Investment Intent. The Purchaser is acquiring the Shares for the Purchaser’s own account and investment purposes and is not acquiring the Shares with a view to, or for sale in connection with, any distribution thereof within the meaning of any securities Law. Company will be operated as a subsidiary of Purchaser and a third tier subsidiary of Parent.

Section 4.6 Brokers or Finders. Neither the Purchaser nor any Person acting on its behalf has incurred any Liability for brokerage or finders’ fees or agents’ commissions or other similar payment in connection with any of the transactions contemplated by this Agreement.

Section 4.7 Adequacy of Funds. The Purchaser has adequate financial resources to satisfy its monetary and other obligations under this Agreement including, but not limited to, the payment of the Purchase Price in accordance herewith.

Section 4.8 No Knowledge of Inaccuracies. As of the date of this Agreement, the Purchaser has no Knowledge of any inaccuracies in any representation or warranty made by the Seller in this Agreement.

ARTICLE 5

COVENANTS

Section 5.1 Access and Investigation.

(a) From the date of this Agreement until the Closing and upon reasonable advance notice from the Purchaser, the Seller and Company will afford the Purchaser and its representatives, at the Purchaser’s sole expense, full access during normal business hours to all of the Company’s properties, books, Contracts, personnel and records of or pertaining to the Company as the Purchaser may reasonably request, provided such access does not unreasonably interfere with the operation of the Company’s business.

(b) The foregoing covenant will not require the Seller or Company to provide the Purchaser or its representatives with access to any document or other communication that the Seller or Company believes in good faith may be subject to any contractual confidentiality obligation or that may be covered by any attorney-client, work product or similar legal privilege or to permit the Purchaser or its representatives to conduct any environmental testing procedures, including conducting soil, ground water, air emissions or other testing relating to any of the assets, property or facilities of the Company. It is further understood and agreed that neither the Purchaser nor its representatives will contact any of the Employees, customers or suppliers of the Company in connection with the transactions contemplated by this Agreement, whether in person or by telephone, mail or other means of communication, without the specific prior written authorization of the Seller or Company, as the case may be.

 Section 5.2 Operation of the Business of the Company. From the date of this Agreement until the Closing, other than as contemplated by this Agreement, the Company will conduct its business in the ordinary course of business in material compliance with all applicable Laws and Governmental Authorizations held by the Company, and use its commercially reasonable efforts to keep available the services of the Company’s Employees and to preserve the Company’s relationships with those doing business with the Company. Without limiting the generality of the foregoing, until the earlier to the Closing or the termination of this Agreement and except as specifically contemplated by this Agreement, the Company and Seller each agrees:

(a) Company shall not engage in any new line of business;

(b) Company shall continue to maintain, service and protect the Company’s properties and assets on a basis consistent with past practice, and in any event in a commercially reasonable and prudent manner;

(c) Company shall continue in full force and effect the insurance coverage under the Company’s policies of insurance;

(d) Company shall satisfy and perform in all material respects all obligations of the Company under the Material Contracts to which the Company is a party or by which it is bound, and not, without Purchaser’s prior written consent, amend, modify or supplement, or agree to the amendment, modification or supplementing of, any Material Contract;

(e) Company shall continue to maintain the books and records of the Company on a basis consistent with past practice, and in any event in a commercially reasonable and prudent manner;

(f) The Company shall continue to make all necessary and material filings and payments with Governmental Authorities (including, without limitation, Tax authorities) in a timely manner;

(g) The Company shall not, without the Purchaser’s prior written consent, or in the ordinary course of business consistent with past practice, (i) sell, assign, convey, transfer or lease (as lessor) any of the Company’s properties or assets, (ii) move, relocate or dispose of any of the Company’s properties or assets, (iii) grant, create, incur or suffer to exist any Encumbrance (other than a Permitted Encumbrance) on any of the Company’s properties or assets which did not exist before the date hereof, (iv) write-off, forgive, waive or otherwise cancel, in whole or in part, any account receivable, (v) write-off, forgive, waive or otherwise cancel, in whole or in part, any other obligation owed to the Company, (vi) enter into, modify or extend in any manner the terms of any employment, severance or similar Contract with any Employee, terminate the employment of any Employee, other than for cause, or grant any increase in the compensation of any Employee other than periodic increases in wages or salaries for Employees that do not exceed 5% of such Employees’ pre-increase wage or salary levels or as required by Law, (vii) enter into any compromise or settlement of any Proceeding or governmental investigation relating to or in any way affecting the Company, its business or any of its properties or assets, (viii) except as required to comply with applicable Law or the provisions of any Company Plan, not amend, modify or terminate any Company Plan, if any, or (ix) enter into any Contract or make any commitment to do any of the foregoing;

(h) Company shall promptly notify the Purchaser in writing of any Proceeding commenced or threatened in writing by or against the Company or the Company and Seller that relates to or affects (or could reasonably be expected to relate to or affect) the transactions contemplated hereby or the Company;

(i) Company shall not commence or continue proceedings or actions for any merger, dissolution or winding-up of the Company; and

(j) Company shall not forgive or cancel any outstanding loans to Employees or Corporate Officers or make any additional loans to Employees or Corporate Officers that exceed US$5,000 in the aggregate.

Section 5.3 Consents and Filings; Reasonable Efforts. Subject to the terms and conditions of this Agreement, the parties agree to use their respective commercially reasonable efforts (i) to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and (ii) as promptly as practicable after the date of this Agreement, to obtain all Governmental Authorizations from, and make all filings with, all Governmental Authorities, and to obtain all other consents, waivers, approvals and other authorizations from, all other third parties, that are necessary or advisable in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement, including those listed in Sections 3.3(b) and 6.1(c) of the Seller Disclosure Schedule and Section 6.2(c) of the Purchaser Disclosure Schedule, if any.

Section 5.4 Notification. From the date of this Agreement until the Closing, each of the parties will give prompt written notice to the other parties of any development which, if not disclosed in Article 3 or Article 4 as of the Closing Date would result in a material breach of the representations and warranties in this Agreement made by such party. Should any such development require any change in the Company Disclosure Schedule or Seller Disclosure Schedule, the Seller will promptly deliver to the Purchaser a supplement to the Company Disclosure Schedule or Seller Disclosure Schedule specifying such change. The Purchaser will be deemed to have accepted such supplement to the Company Disclosure Schedule or Seller Disclosure Schedule unless the Purchaser delivers written notice of its objection to the Seller within five business days following receipt of such supplement from the Seller or Company. Upon the acceptance or deemed acceptance of any such supplement by the Purchaser, the information contained in such supplement will become part of the Seller Disclosure Schedule or Company Disclosure Schedule and will be deemed to qualify and constitute an exception to the representations and warranties of the Seller made as of the date of this Agreement and as of the Closing Date. If, within the above-noted five business day period, the Purchaser delivers a written notice of objection to the Seller or Company with respect to such Seller Disclosure Schedule supplement or Company Disclosure Schedule supplement, or the Seller or Company deliver a written notice of objection to the Purchaser in response to the Purchaser’s notice of breach, the parties shall promptly confer with respect to any amendment to be made to this Agreement in respect of the event or matter covered by such supplement or notice of breach. If the parties are unable to reach an agreement on such amendment (if any) within thirty (30) days after the date of the Purchaser’s or the Seller’s or Company’s delivery of such objection notice (as the case may be), the non-breaching party shall have the right, exercisable for an additional thirty (30) days, to terminate this Agreement. From the date of this Agreement until the Closing, each party will give prompt notice to the other party of the occurrence of any breach of any covenant made by such party in this Agreement or of the occurrence of any event that may make the satisfaction of their respective conditions in Article 6 impossible or unlikely.

Section 5.5 Exclusivity. From the date of this Agreement until the Closing, the Seller or Company will not, jointly or severally, and will cause the Company or Seller to not, take any action to solicit, initiate, encourage or support any proposal or offer from, participate in any negotiations with, or furnish any non-public information to, any Person (other than the Purchaser), regarding any sale or business combination transaction involving the Company, whether by merger, consolidation or acquisition of all or substantially all of the capital stock or assets of the Company. From the date of this Agreement, (a) neither the Seller nor Company shall offer to sell, issue, gift, otherwise dispose, pledge, or encumber any of their respective Shares or C-Shares to any person other than the Purchaser and (c) Company and Seller shall not issue or enter into any legally binding commitment to sell any of the Shares or C-Shares or any securities convertible to Shares or C-Shares in any manner whatsoever.

Section 5.6 Confidentiality.

(a) Each party agrees not to issue any press release or make any other public announcement relating to this Agreement without the prior written approval of the other party, except that the Seller, the Company and the Purchaser (including any Affiliate thereof) reserves the right, without the other party’s prior consent, to make any public disclosure it believes in good faith is required by applicable Laws, including applicable securities Laws or securities listing standards (in which case the disclosing party agrees to use reasonable efforts to advise the other party prior to making the disclosure).

(b) Confidentiality. (i) Each party (the “Disclosing Party”) has disclosed or may disclose “Confidential Information” (defined below) to the other party (the “Recipient”) solely for the purpose of evaluating or pursuing a business relationship with each other. The parties agree as follows

(A) Definition. “Confidential Information” of the Disclosing Party means any and all technical and non-technical information, files, documents, communications, agreements, data, software code, formulas, algorithms, images, video, drawings, and materials of any kind or form or format or medium (collectively, “information”) of the Disclosing Party that is disclosed (directly or indirectly) to the Recipient, or to which Recipient may gain access as a result of this Agreement, whether in oral, written, graphic or electronic form. Confidential Information includes, without limitation, (1) patent applications, innovations and inventions (whether or not patentable); (2) know-how and trade secrets; (3) non-public works of authorship; and (4) other proprietary and confidential information, including, without limitation, ideas, samples, media, techniques, sketches, drawings, models, processes, apparatuses, equipment, algorithms, software programs, software source documents, and formulae related to the current, future, and proposed business, products and services of the Disclosing Party, its suppliers and customers, information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing, manufacturing, customer lists, investors, employees, business and contractual relationships, business forecasts, sales and merchandising, marketing plans, strategies, other business and technical information, and information the Disclosing Party provides regarding third parties. Information need not be labeled or marked “confidential” or “proprietary” to be deemed Confidential Information hereunder if the nature of the information or manner of disclosure clearly indicates the confidentiality of the information.

(B) Use/Disclosure. The Recipient covenants and agrees that at all times and notwithstanding any termination or expiration of this Agreement, it, he or she will:

(1) hold Confidential Information in strict confidence and take all precautions to protect such Confidential Information as the Recipient employs with respect to its most confidential materials, but in no case less than reasonable precautions; and

(2) not disclose Confidential Information or any information derived therefrom to any third party; and

(3) not use Confidential Information except for the limited purpose of evaluating or pursuing a business relationship with the Disclosing Party; and

(4) not reproduce Confidential Information except to accomplish the intent of this Agreement, and wherein any permitted reproductions of the Confidential Information are the property of the Disclosing Party and must contain all proprietary notices or legends that appear on the original; and

(5) not modify, reverse engineer, decompile, or disassemble any Confidential Information disclosed by the Disclosing Party; and

(6) not directly or indirectly export or transmit any Confidential Information to any country to which such export or transmission is restricted by regulation or statute.

(ii) Each party will permit access to Confidential Information of the Disclosing Party only to its employees or authorized representatives with a need to know and who have signed confidentiality agreements or are otherwise bound by confidentiality obligations substantially similar to, and at least as restrictive as, those contained herein. Notwithstanding any of the above, the Recipient may disclose Confidential Information in response to a valid order by a court or other governmental body, provided that the Recipient provides the Disclosing Party with adequate prior written notice of such disclosure, if reasonable under the circumstances, in order to permit the Disclosing Party to object to or seek confidential treatment or other protective measures for such information.

(iv) Exclusions. The Recipient’s obligations under subsection (b) will not apply with respect to any portion of the Confidential Information when the Recipient can document that:

(1) the Confidential Information is or becomes generally available to the public through no fault of the Recipient; or

(2) the Confidential Information was already in the Recipient’s possession free of any obligation of confidence at the time it was disclosed to the Recipient; or

(3) the Confidential Information was rightfully disclosed to Recipient by a third party free of any obligation of confidence; or

(4) the Confidential Information was independently developed by employees or agents of the Recipient who had no access to, and without reference to, any information communicated to the Recipient by the Disclosing Party, or

(5) the Parent and Purchaser must disclose the Confidential Information of the parties to satisfy U.S. securities laws and regulations.

(v) Return of Materials. Immediately upon termination or expiration of this Agreement, or upon written request of the Disclosing Party, the Recipient must return all Confidential Information, all documents or tangible media containing any such Confidential Information, and any and all copies or extracts thereof, within fifteen (15) calendar days, and permanently erase such materials in intangible form.

Section 5.7 Services Agreement. Prior to the Closing, if the parties agree to conclude a services agreement whereby the Purchaser will manage business and/or financial operations of the Company, then such a services agreement will be in substantially the form attached hereto as Exhibit C (the “Services Agreement”), which Services Agreement will be entered into by the parties simultaneously with the Closing.

Section 5.8 Satisfaction of Conditions Precedent. Each party agrees to use its respective commercially reasonable efforts to satisfy or cause to be satisfied all the conditions precedent that are set forth in Article 6, and the parties will use their respective commercially reasonable efforts to cause the transactions contemplated by this Agreement to be consummated.

Section 5.9 Intellectual Property Carve-Out. Each party hereby acknowledges and agrees that the Purchaser shall not be acquiring certain Intellectual Property that is currently owned by the Company, and that following the date hereof, but prior to Closing, the Company shall cause all software other than any original OEM licenses for operating systems (“OS”), to be removed from the computers of the Company, other than as may be contemplated by the terms of the Services Agreement. For the avoidance of doubt, Purchaser hereby expressly acknowledges and agrees that it is not acquiring: (a) the servers, routers and switches that will remain on the Company’s site and support the Company’s network, which will be the Company’s property and (b) any computer software from the Seller or the Company in connection with this Agreement other than the original OEM licenses for OS that are included with the computers being acquired and that it will not be the owner of any such Intellectual Property remaining on the computers of the Company following Closing.

Section 5.10 Further Actions. Subject to the other express provisions of this Agreement, upon the request of either party to this Agreement, the other party will (a) furnish to the requesting party any additional information, (b) execute and deliver, at their own expense, any other documents and (c) take any other actions as the requesting party may reasonably require to more effectively carry out the intent of this Agreement and the transactions contemplated by this Agreement.

ARTICLE 6

CONDITIONS PRECEDENT TO OBLIGATION TO CLOSE

Section 6.1 Conditions to the Obligation of the Purchaser. The obligation of the Purchaser to consummate the transactions contemplated by this Agreement is subject to the satisfaction, on or before the Closing Date, of the following conditions (any of which may be waived by the Purchaser, in whole or in part):

(a) Performance of Covenants. All of the covenants and obligations that the Seller and Company are required to perform or comply with under this Agreement on or before the Closing Date must have been duly performed and complied with in all material respects;

(b) Accuracy of Seller Representations and Warranties. The representations and warranties of the Seller and Company contained in this Agreement that are qualified by materiality shall be true, accurate and complete, and the representations and warranties of the Seller and Company contained in this Agreement that are not so qualified shall be true, accurate and complete in all material respects, in each case on and as of the Closing Date with the same effect as though made at such time, except for changes expressly contemplated by this Agreement and except for any particular representation or warranty that specifically addresses matters only as of a particular date (which shall remain true as of such date, to the extent required above);

(c) Consents. Each of the Governmental Authorizations and consents listed in Section 6.1(c) of the Seller Disclosure Schedule, if any, must have been obtained and must be in full force and effect, including, Parent making all filings with the U.S. Securities and Exchange Commission or “SEC” and completing all federal and state securities laws and regulations for this Agreement and the transactions contemplated herein. Parent must make such filings and do such compliance as a result of the transactions contemplated herein being material to Parent as the parent of Purchaser. Further, Parent shareholders and Board of Directors, and the Purchaser Board of Directors and stockholder, must review and approve this Agreement and all of the transactions contemplated herein and all such approvals are conditions precedent to the obligations of Purchaser under this Agreement. Company and Seller shall cooperate in good faith, diligent manner with the Purchaser and Parent to comply with the filing and disclosure requirements of the Parent in respect of this Agreement and transactions herein and under U.S. federal and state securities and corporate laws and regulations. The Purchaser and Parent shall have no obligation to consummate this Agreement unless all required compliance with U.S. federal securities laws and regulations are timely and fully satisfied. All deadlines applicable to Parent and Purchaser under this Agreement shall be extended to allow for SEC and Nevada state filings, shareholder meetings and consents, SEC and Nevada review and mailing of filings required under U.S. and state federal securities laws and regulations by Parent and Purchaser – whether or not for each Parent and Purchaser shareholders’ approval of the Agreement, all actions and transactions under this Agreement and all related matters.

(d) No Action. There must not be in effect any Law or Judgment, and there must not have been commenced or threatened any Proceeding, that would prohibit or make illegal the consummation of the transactions contemplated by this Agreement or cause the transactions contemplated by this Agreement to be rescinded following consummation; and

(e) No Material Adverse Effect. No event, occurrence, fact, condition, change, development or circumstance shall have arisen or occurred since the date of this Agreement which has had or could reasonably be expected to have a Material Adverse Effect.

(f) Additional Documents. The Company and Seller will have each delivered or caused to be delivered each document that Section 2.5(a) requires it to deliver.

Section 6.2 Conditions to the Obligation of the Seller and Company. The obligation of the Seller and the Company to consummate the transactions contemplated by this Agreement is subject to the satisfaction, on or before the Closing Date, of each of the following conditions (any of which may be waived by the Seller, in whole or in part):

(a) Performance of Covenants. All of the covenants and obligations that the Purchaser is required to perform or comply with under this Agreement on or before the Closing Date must have been duly performed and complied with in all material respects;

(b) Accuracy of Purchaser Representations and Warranties. The representations and warranties of the Purchaser contained in this Agreement that are qualified by materiality shall be true, accurate and complete, and the representations and warranties of the Purchaser contained in this Agreement that are not so qualified shall be true, accurate and complete in all material respects, in each case at and as of the time of Closing with the same effect as though made at such time, except for changes expressly contemplated by this Agreement and except for any particular representation or warranty that specifically addresses matters only as of a particular date (which shall remain true as of such date, to the extent required above).

(c) Consents. Each of the Governmental Authorizations and consents listed in Section 6.2(c) of the Purchaser and Parent Disclosure Schedule, if any, must have been obtained and must be in full force and effect;

(d) No Action. There must not be in effect any Law or Judgment, and there must not have been commenced or threatened any Proceeding, that would prohibit or make illegal the consummation of the transactions contemplated by this Agreement or cause the transactions contemplated by this Agreement to be rescinded following consummation; and

(e) Additional Documents. The Purchaser shall have delivered or caused to be delivered to the Seller each document that Section 2.5(b) requires it to deliver.

ARTICLE 7

TERMINATION

Section 7.1 Termination Events. This Agreement may, by written notice given before or at the Closing, be terminated:

 (a) by mutual consent of the Purchaser, Company and the Seller;

(b) by the Purchaser (i) if there has been a breach of any of the Seller’s or Company’s covenants or obligations contained in this Agreement, which would result in the failure of the condition set forth in Section 6.1(a), and which breach has not been cured within thirty (30) days after the notice of such breach from the Purchaser, or (ii) subject to Section 5.4, if there has been a breach of any of the Seller’s or Company’s representations and warranties contained in this Agreement, which would result in the failure of the condition set forth in Section 6.1(b);

(c) by the Company or the Seller (i) if there has been a breach of any of the Purchaser’s covenants or obligations contained in this Agreement and which breach has not been cured within 30 days after the notice of such breach from any of the Seller and Company;

 (d) by either the Purchaser or the Seller or the Company if any Governmental Authority of competent jurisdiction has issued a non-appealable final Judgment or taken any other non-appealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement;

(e) by either party strictly in accordance with the terms of Section 5.4;

(f) by either the Purchaser or the Seller or Company for any reason if the Closing has not occurred by the date that is ninety (90) days following the date of this Agreement, unless otherwise mutually agreed in writing by the parties, or such later date as the parties may agree in writing; provided, however, that a party cannot terminate under this provision if the failure of the Closing to occur is the result of the failure on the part of such party to perform any of its obligations hereunder (except the failure on the part of such party to satisfy a closing condition over which such party has no control); provided, however, that such ninety (90)-day period will be tolled for an additional period to the extent necessary for either party, as applicable, to satisfy the conditions set forth in Section 6.1(c) or Section 6.2(c), as applicable (except as set forth in Purchaser’s and Parent’s Section 6.2(a) and (c) of their Disclosure Schedule and in circumstances contemplated by Section 6.1(d) or 6.2(d)); or

(g) by the Purchaser if the Purchaser’s and Parent’s respective Board of Directors fails to approve this Agreement and the transactions contemplated herein by January 31, 2017 and the Purchaser’s and Parent’s respective shareholders fail to approve this Agreement and the transactions contemplated herein by June 30, 2017.

Section 7.2 Effect of Termination. If this Agreement is terminated pursuant to Section 7.1, all obligations of the parties under this Agreement terminate without Liability against any party or its Affiliates, except that (a) the provisions of Section 5.6 (Confidentiality), this Section 7.2, Section 7.3 (Certain Effects of Termination) and Article 11 (General Provisions (except for Section 11.12 (Specific Performance)) will remain in full force and survive any termination of this Agreement and (b) if this Agreement is terminated by a party because of the breach of this Agreement by another party or because one or more of the conditions to the terminating party’s obligations under this Agreement is not satisfied as a result of the other party’s failure to comply with its obligations under this Agreement, the terminating party’s right to pursue all legal remedies will survive such termination unimpaired. Provisions that survive the termination of this Agreement shall survive for the maximum period allowed under applicable Laws.

Section 7.3 Certain Effects of Termination. If the Purchaser or the Seller or Company terminates this Agreement pursuant to Section 7.1, each party will comply with the Confidentiality provisions herein regarding the return and/or destruction of any information furnished to the other parties in connection with this Agreement.

ARTICLE 8

INDEMNIFICATION

Section 8.1 Indemnification by the Seller. In the event the Closing occurs, and subject to the limitations expressly set forth in Section 8.5, the Seller and Company will, during the Indemnification Period, jointly and severally, defend, indemnify and hold harmless the Purchaser and its Affiliates (including, after the Closing Date, the Company), and all directors, officers, employees, agents and stockholders of the Purchaser and its Affiliates (including Parent), and all heirs, executors, personal representatives, successors and assigns of the foregoing (collectively, the “Purchaser Indemnified Parties”) from and against any and all Losses incurred or suffered by the Purchaser Indemnified Parties (or any of them) arising or resulting from (a) any breach by any of the Seller or Company of their respective any representation or warranty set forth in Article 3 or (b) any breach by the Seller or Company, as the case may be, of any covenant, obligation or agreement set forth in this Agreement.

Section 8.2 Indemnification by the Purchaser. In the event the Closing occurs, and subject to the limitations expressly set forth in Section 8.5, the Purchaser will, during the Indemnification Period, defend, indemnify and hold harmless each the Seller, Company and their respective Affiliates, and all directors, officers, employees, agents and members or stockholders of the Seller, if any, and its Affiliates, and all heirs, executors, personal representatives, successors and assigns of the foregoing (collectively, the “Seller/Company Indemnified Parties”) from and against any and all Losses incurred or suffered by the Seller Indemnified Parties (or any of them) arising or resulting from (a) any breach by the Purchaser of any representation or warranty set forth in Article 4, (b) any breach by the Purchaser of any covenant, obligation or agreement set forth in this Agreement or (c) any Liability relating to, caused by or arising out of the ownership or operation of the Company by the Purchaser after the Closing Date to the extent the Seller are not obligated to indemnify and hold harmless the Purchaser Indemnified Parties against such Liability.

Section 8.3 Claim Procedure.

(a) A party that seeks indemnity under this Article 8 (an “Indemnified Party”) will give prompt written notice (a “Claim Notice”) to the party from whom indemnification is sought (an “Indemnifying Party”) containing (i) a description and, if known, the estimated amount of any Losses incurred or reasonably expected to be incurred by the Indemnified Party, (ii) a reasonable explanation of the basis for the Claim Notice to the extent of the facts then known by the Indemnified Party and (iii) a demand for payment of those Losses.

(b) If the Indemnified Party seeks indemnity under this Article 8 relating to a claim by another Person not a party to this Agreement (a “Third Party Claim”), then the Indemnified Party will deliver a Claim Notice to the Indemnifying Party and will include in the Claim Notice (i) the facts constituting the basis for such Third Party Claim and the amount of the damages claimed by the other Person, in each case to the extent known to the Indemnified Party, accompanied by reasonable supporting documentation submitted by such third party (to the extent then in the possession of the Indemnified Party) and (ii) notice of the commencement of any Proceeding relating to such Third Party Claim within five days after the Indemnified Party has received written notice of the commencement of such Proceeding. Notwithstanding the foregoing, no delay or deficiency on the part of the Indemnified Party in so notifying the Indemnifying Party will relieve the Indemnifying Party of any Liability or obligation under this Agreement except if such delay or deficiency materially prejudices or otherwise materially and adversely affects the rights of the Indemnifying Party with respect thereto.

(c) Within 30 days after the Indemnified Party’s delivery of notice of such Third Party Claim under this Section 8.3, the Indemnifying Party may assume control of the defense of such Third Party Claim with counsel reasonably satisfactory to the Indemnified Party by giving to the Indemnified Party written notice of the intention to assume such defense. If the Indemnifying Party does not so assume control of such defense, the Indemnified Party will control such defense.

(d) The party not controlling such defense (the “Non-controlling Party”) may participate therein at its own expense. The party controlling such defense (the “Controlling Party”) will diligently pursue such defense and will reasonably advise the Non-controlling Party on an ongoing basis of the status and defense of the Third Party Claim, and the Controlling Party will consider in good faith recommendations made by the Non-controlling Party. The Non-controlling Party will furnish the Controlling Party with such information as it may have with respect to the Third Party Claim (including copies of any summons, complaint or other pleading which may have been served on such party and any written claim, demand, invoice, billing or other document evidencing or asserting the same) and will otherwise cooperate with and assist the Controlling Party in the defense of the Third Party Claim.

(e) The Indemnifying Party will not agree to any settlement of, or the entry of any Judgment arising from, any such Third Party Claim without the prior written consent of the Indemnified Party, which consent the Indemnified Party will not unreasonably withhold or delay; provided, however, that the consent of the Indemnified Party will not be required if the Indemnifying Party agrees in writing to pay any amounts payable pursuant to such settlement or Judgment and such settlement or Judgment includes a full, complete and unconditional release of the Indemnified Party from further Liability. The Indemnified Party will not agree to any settlement of, or the entry of any Judgment arising from, any such Third Party Claim without the prior written consent of the Indemnifying Party, which will not be unreasonably withheld or delayed. Notwithstanding the foregoing, if such settlement or Judgment would impose any restriction on the conduct of the business of the Company or require the Company or the Purchaser to admit any violation of law or other wrongdoing, the Seller will not agree to any settlement of, or entry of any Judgment arising from, any such Third Party Claim without the prior written consent of the Purchaser, which will not be unreasonably withheld or delayed.

Section 8.4 Survival. All representations and warranties contained in this Agreement shall survive the Closing, irrespective of any investigation at any time made by or on behalf of any Indemnified Party. The waiver by either party hereto of any of its conditions for Closing based upon the accuracy of any representation or warranty of the other party or on the performance of or compliance with any covenant, agreement or obligation of the other party shall terminate such waiving party’s right to indemnification, reimbursement or other remedy based upon such representation, warranty, covenant, agreement or obligation under this Article 8 or Article 9. All representations and warranties contained in this Agreement shall expire on the date that is 12 months after the Closing Date; provided, however, that the representations and warranties contained in Sections 3.2 and 4.2 (Authority and Enforceability), Section 3.4(a) (Capitalization and Ownership) and Section 3.8(a) (Assets) shall continue in effect until sixty (60) days after the date which is the expiration of the applicable statute of limitations pertaining thereto, and the representations and warranties contained in Section 3.12 (Tax Matters) shall survive until the second (2nd) anniversary of the Closing Date (each such period, as applicable, the “Indemnification Period”). If an Indemnified Party delivers to an Indemnifying Party, before expiration of a representation or warranty, either a Claim Notice based upon a breach of any such representation or warranty, or a notice that, as a result of a Proceeding instituted or claim made by a Person not a party to this Agreement, the Indemnified Party reasonably expects to incur Losses, then the applicable representation or warranty will survive until the resolution of the matter covered by such notice. If the Proceeding or written claim with respect to which such notice has been given is definitively withdrawn or resolved in favor of the Indemnified Party, the Indemnified Party will promptly so notify the Indemnifying Party.

ARTICLE 9

CERTAIN TAX MATTERS

Section 9.1 Liability and Indemnification for Taxes.

(a) The Company will defend, indemnify and hold harmless the Purchaser Indemnified Parties against any Liability or obligation of the Company for (i) any Taxes with respect to any Pre-Closing Period (or for any Straddle Period to the extent allocable to the portion of such period beginning before and ending on the Closing Date), except to the extent accrued or reserved for as current Liabilities on the Balance Sheet and the Interim Balance Sheet; or (ii) any Taxes incurred in any Post-Closing Period but arising from the settlement or other resolution with a Governmental Authority of an asserted Tax Liability which relates to any Pre-Closing Period or Straddle Period (to the extent allocable to the portion of the Straddle Period beginning before and ending on the Closing Date). Such indemnification obligation of the Seller shall continue in effect until the third anniversary of the Closing Date.

(b) The Purchaser will defend, indemnify, and hold harmless the Company against any Liability or obligation of the Company for all Taxes with respect to any Post-Closing Period (or for any Straddle Period to the extent allocable to the portion of such period beginning after the Closing Date), except to the extent that such Losses for Taxes are attributable to any breach of representation, warranty, or covenant of the Seller hereunder relating to Taxes. Such indemnification obligation of the Purchaser shall continue in effect until the third anniversary of the Closing Date.

(c) With respect to any Straddle Period, any Taxes attributable to the Company will be allocated between the Pre-Closing Period and the Post-Closing Period by closing the books at the end of the Closing Date, except that Tax items of a periodic nature, such as property taxes or depreciation allowances calculated on an annual basis, will be allocated by apportioning a pro-rata portion of such Taxes to each day in the relevant Straddle Period.

Section 9.2 RESERVED.

Section 9.3 Cooperation. Company and the Purchaser agrees that it will:

(a) provide assistance to the other party as reasonably requested in preparing and filing Tax Returns and responding to Tax Proceedings (hereinafter defined) or Governmental Authority disputes;

(b) make available and deliver when requested to the other party as reasonably requested all information, records, and documents relating to Taxes concerning the Company; and

c) retain any books and records that could reasonably be expected to be necessary or useful in connection with any preparation by any other party of any Tax Return, or for any Tax Proceeding. Such books and records will be retained until the expiration of the applicable statute of limitations (including extensions thereof). Thereafter, the Purchaser will not dispose of any such Tax Returns, books and records unless it first offers in writing such Tax Returns, books and records to the Seller and the Seller fails to accept such offer within 60 days of it being made.

Section 9.4 RESERVED.

Section 9.5 Characterization of Indemnification Payment. All indemnification payments made pursuant to Article 8 and Article 9 will be treated to the extent permitted under applicable Law as adjustments to the Purchase Price for all Tax purposes.

ARTICLE 10

OTHER AGREEMENTS

Section 10.1 Indemnification; Insurance. The Purchaser will not, for a period of two years after the Closing, take or permit any action to alter or impair any exculpatory or indemnification provisions now existing in the charter or bylaws of the Company for the benefit of any individual who served as a director or officer of the Company at any time prior to the Closing (each an “Affiliate Indemnified Party”), except for any changes which may be required to conform with changes in applicable Law and any changes which do not affect the application of such provisions to acts or omissions of such individuals prior to the Closing. Without limiting the generality of this Section 10.2, the provisions of this Section 10.1 are intended for the benefit of, and may be enforced by, each of the Affiliate Indemnified Parties and their respective heirs.

Section 10.2 Company Assets and Information.

(a) If, at any time after the Closing, any of the Seller finds itself, herself or himself in possession of any asset belonging to the Company, the Seller will promptly transfer, or cause to be transferred, such asset to the Company. The Seller will not use any such asset. For purposes of this provision, the parties acknowledge and agree that to the extent any information relates to both the Company and the Seller or any of its Affiliates, the Seller will be entitled to use and retain copies of such information as it sees fit.

(b) If, at any time after the Closing, the Seller or Company or the Purchaser identifies any tangible asset that is legally owned by the Company (and was owned by the Company immediately prior to Closing), but which is not located at the Company’s facilities and is not used by the Company in conducting its business (and was not used by the Company in conducting its business prior to Closing), then the parties agree to cooperate so as to cause such asset to be transferred from the Company to the Seller or its designee at no cost other than as set forth herein. To the extent any such asset is identified and transferred from the Company and such asset was included in the calculation of the Net Book Value of the Company pursuant to this Agreement, the Seller agrees to promptly reimburse the Purchaser for the value attributed to such asset in the calculation of the Net Book Value of the Company.

Section 10.3 RESERVED.

ARTICLE 11

GENERAL PROVISIONS

Section 11.1 Transfer Taxes; Capital Gains Taxes.

(a) Any sales, use, registration, transfer, stamp, value-added, GST, or other transfer Taxes, and all notarial fees arising out of or incurred in connection with the transfer of the C-Shares and Shares contemplated by this Agreement shall be borne by the Purchaser, and the Purchaser shall timely make such payments, including payment of the necessary documentary stamp tax no later than five (5) days after the close of the month in which the Deed of Assignment of Shares is executed.

(b) Promptly following the date hereof, the Seller shall prepare capital gains Tax Return, duly completed and executed by the Seller, together with all necessary supporting documents in sufficient copies for filing with the BIR and shall file such capital gains Tax Return with the necessary department of the BIR as promptly as practicable following the date hereof. The Seller shall use all commercially reasonable efforts to obtain the Certificate Authorizing Registration (“CAR”) issued by the BIR expressly authorizing the Corporate Secretary of the Company to effect in its corporate books the transfer of the Shares under the name of the Seller to the Purchaser as soon as practicable following the date hereof; provided, however, that the parties hereby acknowledge that such CAR may not be issued by the BIR prior to the Closing Date. The Seller covenants and agrees that they will prepare and file a capital gains Tax Return in connection with the transaction contemplated hereby, together with all necessary supporting documents, with the BIR and pay the Philippine capital gains Tax (including any applicable interest and penalties) due as promptly as practicable.

(c) The parties hereby acknowledge and agree that in accordance with applicable Law, the Secretary of the Company may not (i) evidence the transfer of the Shares to the Purchaser in the Stock and Transfer Book of the Company or (ii) issue new stock certificates for the Shares to the Purchaser and its nominee directors until the BIR (x) has been satisfied that the capital gains Tax and documentary stamp Tax have been paid or are not imposable, as evidenced by a duly issued confirmatory ruling by the BIR, and (y) has issued (A) a tax clearance certificate and (B) the CAR authorizing the registration of the Shares in the name of the Purchaser.

Section 11.2 Notices. All notices and other communications under this Agreement must be in writing and are deemed duly delivered when (a) delivered if delivered personally or by nationally recognized overnight courier service (costs prepaid), (b) sent by facsimile with confirmation of transmission by the transmitting equipment (or, the first business day following such transmission if the date of transmission is not a business day) or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested; in each case to the following addresses or facsimile numbers and marked to the attention of the individual (by name or title) designated below (or to such other address, facsimile number or individual as a party may designate by notice to the other parties):

(a)

If to the Seller:

Jimmy S. Soo,

Address: 9th Floor, Sage House, 110 V.A. Rufino Street,

Legaspi Village, Makati City, Philippines 1229

Telephone: +63917 830 3955

Email: jimmy_soo@yahoo.com

(b)

If to the Company:

Rosemarie G. Angala, General Manager

TapServices, Inc.

Address: Unit 510 East Tower, Philippines Stock Exchange Centre, Exchange Road

Ortigas Center, Pasig City, Philippines 1605

Telephone: (632) 571 9616

Email: rosemarie.angala@value-exch.com.

(c)

If to the Purchaser/Parent:

Tan Seng Wee, Kenneth, Chief Executive Officer

Value Exchange International, Inc.

Address: 7/Fl., Darton Tower, 142 Wai Yip Street, Kwun Tong, Kowloon, Hong Kong

Telephone: (852) 29504288

Email: kenneth.tan@value-exch.com

with a copy (which will not constitute notice) to:

PW Richter, Esq.

PW Richter plc

3901 Dominion Townes Circle

Richmond, Virginia 23223

USA

Telephone (804) 644-2182

Cell (804) 725-7299

Email: prosage@comcast.net

Section 11.3 Amendment. This Agreement may not be amended, supplemented or otherwise modified except in a written document signed by each party to be bound by the amendment and that identifies itself as an amendment to this Agreement.

Section 11.4 Waiver and Remedies. The parties may (a) extend the time for performance of any of the obligations or other acts of any other party to this Agreement, (b) waive any inaccuracies in the representations and warranties of any other party to this Agreement contained in this Agreement or in any certificate, instrument or document delivered pursuant to this Agreement or (c) waive compliance with any of the covenants, agreements or conditions for the benefit of such party contained in this Agreement. Any such extension or waiver by any party to this Agreement will be valid only if set forth in a written document signed on behalf of the party or parties against whom the waiver or extension is to be effective. No extension or waiver will apply to any time for performance, inaccuracy in any representation or warranty, or noncompliance with any covenant, agreement or condition, as the case may be, other than that which is specified in the written extension or waiver. No failure or delay by any party in exercising any right or remedy under this Agreement or any of the documents delivered pursuant to this Agreement, and no course of dealing between the parties, operates as a waiver of such right or remedy, and no single or partial exercise of any such right or remedy precludes any other or further exercise of such right or remedy or the exercise of any other right or remedy. Any enumeration of a party’s rights and remedies in this Agreement is not intended to be exclusive, and a party’s rights and remedies are intended to be cumulative to the extent permitted by law and include any rights and remedies authorized in law or in equity.

Section 11.5 Entire Agreement. This Agreement (including the parties’ Disclosure Schedules and Exhibits hereto and the documents and instruments referred to in this Agreement that are to be delivered at the Closing) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements or representations by or among the parties, or any of them, written or oral, with respect to the subject matter of this Agreement. Parties’ Disclosure Schedules and all Exhibits referenced herein are incorporated herein by reference and made a part of this Agreement.

Section 11.6 Assignment and Successors. This Agreement binds and benefits the parties and their respective successors and assigns. The Purchaser may not assign any rights under this Agreement without the prior written consent of the Seller and Company, except that the Purchaser may at any time, without the Seller’s consent or Company’s consent, assign its rights hereunder to any Affiliate of the Purchaser. No party may delegate any performance of its obligations under this Agreement, except that the Purchaser may at any time delegate the performance of its obligations (other than the obligation to pay the Purchase Price) to any Affiliate of the Purchaser so long as the Purchaser remains fully responsible for the performance of the delegated obligation. Nothing expressed or referred to in this Agreement will be construed to give any Person, other than the parties to this Agreement and the Indemnified Parties who are not parties to this Agreement (who shall be third party beneficiaries of this Agreement), any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement except such rights as may inure to a successor or permitted assignee under this Section.

Section 11.7 Severability. If any provision of this Agreement is held invalid, illegal or unenforceable, the remaining provisions of this Agreement remain in full force and effect, if the essential terms and conditions of this Agreement for each party remain valid, binding and enforceable.

Section 11.8 RESERVED.

Section 11.9 Interpretation. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no provision of this Agreement will be interpreted for or against any party because that party or its attorney drafted the provision.

Section 11.10 Expenses. Except as otherwise expressly provided in this Agreement, each party will bear its respective direct and indirect expenses incurred in connection with the preparation and negotiation of this Agreement and the consummation of the transactions contemplated by this Agreement, including all fees and expenses of its advisors and representatives.

Section 11.11 Governing Law. Unless any Exhibit or Schedule specifies a different choice of law, the internal laws of the Nevada, United States of America (without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any other jurisdiction) govern all matters arising out of or relating to this Agreement and its Exhibits and Schedules and all of the transactions it contemplates, including its validity, interpretation, construction, performance and enforcement and any disputes or controversies arising therefrom.

Section 11.12 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. The parties accordingly agree that, in addition to any other remedy to which they are entitled at law or in equity, the parties are entitled to injunctive relief to prevent breaches of this Agreement and otherwise to enforce specifically the provisions of this Agreement. Each party expressly waives any requirement that any other party obtain any bond or provide any indemnity in connection with any action seeking injunctive relief or specific enforcement of the provisions of this Agreement.

Section 11.13 Jurisdiction and Service of Process. Any action or proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement must be brought in the courts of the State of Nevada, United States of America, or, if it has or can acquire jurisdiction, in the United States District Court for Nevada. Each of the parties knowingly, voluntarily and irrevocably submits to the exclusive jurisdiction of each such court in any such action or proceeding and waives any objection it may now or hereafter have to venue or to convenience of forum. Any party to this Agreement may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 11.2. Nothing in this Section 11.13, however, affects the right of any party to serve legal process in any other manner permitted by law. If any Proceeding is brought in connection with this Agreement or the transactions contemplated hereby, the prevailing party shall be entitled to recover reasonable attorneys’ fees, accounting fees, and other costs incurred in connection with such Proceeding, in addition to any other relief to which it may be entitled.

Section 11.14 Waiver of Jury Trial. EACH OF THE PARTIES KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE ACTIONS OF ANY PARTY TO THIS AGREEMENT IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.

Section 11.15 Limitation of Liability. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, IN NO EVENT WILL ANY PARTY OR ANY OF ITS AFFILIATES BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS, LOSS OF REVENUE OR LOST SALES) IN CONNECTION WITH ANY CLAIMS, LOSSES, DAMAGES OR INJURIES ARISING OUT OF THE CONDUCT OF SUCH PARTY PURSUANT TO THIS AGREEMENT REGARDLESS OF WHETHER THE NONPERFORMING PARTY IS ADVISED, HAS OTHER REASON TO KNOW, OR IN FACT KNOWS OF THE POSSIBILITY OF SUCH DAMAGES OR NOT.

Section 11.16 Counterparts. The parties may execute this Agreement in multiple counterparts, each of which constitutes an original as against the party that signed it, and all of which together constitute one agreement. This Agreement is effective upon delivery of one executed counterpart from each party to the other parties. The signatures of all parties need not appear on the same counterpart. The delivery of signed counterparts by facsimile or email transmission that includes a copy of the sending party’s signature is as effective as signing and delivering the counterpart in person.

The parties have executed and delivered this Agreement as of the date first stated above and indicated in the first sentence of the preamble of this Agreement.

AGREED AND ACCEPTED BY THE FOLLOWING ON THE DATE FIRST WRITTEN ABOVE:

TAPSERVICES, INC., a Philippines corporation

By: ______________________________________

Name: Rosemarie G. Angala

Title: General Manager

Signature: /s/ Rosemarie G. Angala

ATTEST:

By: _______________________________________

Name: Gloria S. Daradal

Title: Secretary

Date: January 23, 2017

VALUE EXCHANGE INT’L (CHINA) LIMITED, a company organized under the laws of Hong Kong SAR

By: _______________________________________

Name: Tan Seng Wee, Kenneth

Title: CEO

Signature: /s/ Tan Seng Wee, Kenneth

ATTEST:

By: _______________________________________

Name: Doris Kong

Title: Secretary

Date: January 23, 2017

SELLER:

Print Full Legal Name: Jimmy S. Soo

Signature: /s/ Jimmy S. Soo

Name (if Seller is an entity): N/A

Title (if Seller is an entity): N/A

Schedule 2.1

Name of Seller	Number of Shares Owned	Number of Shares being sold to Purchaser	Purchase Price payable to Seller	Number of Shares Owned after Sale	Account for wire or ACH of Purchase Price	Percentage of Shares owned after Sale
Jimmy S. Soo	1,250	1,250	Peso 125,000	0	(attached)	0

In accordance with the terms and conditions of the Agreement, and per a subscription approved by the PSEC, the Company will issue or cause the issuance of 88,044 C-Shares to Purchaser at the Closing.

Total number of Shares issued and outstanding as of Closing Date: 1,250 plus subscription issuance of 88,044.

EXHIBIT A:

DEED OF ASSIGNMENT OF SHARES OF STOCK

KNOW ALL MEN BY THESE PRESENTS that this Deed of Assignment of Shares of Stock is executed by:

A. Jimmy S. Soo, of legal age, a citizen of Philippines, married, and resident of 9th Floor, Sage House, 110 V.A. Rufino Street, Legaspi Village, Makati City, Philippines 1229, Philippines, (hereinafter referred to as the “Seller”), in favor of

B. Value Exchange Int'l (China) Limited, a corporation duly organized under the laws of Hong Kong SAR (hereinafter referred to as the “Buyer”), located at 7/F Darton Tower, 142 Wai Yip Street, Kwun Tong, Kowloon, Hong Kong SAR.

WITNESS THAT:

The Seller is the absolute and exclusive beneficial and registered owner of One Thousand Two Hundred Fifty (1,250) common shares, with a par value of One Hundred Pesos (Php 100.00), (hereinafter referred to as the “Common Shares”), covered by Stock Certificate No. [1-5], of TAPServices, Inc., a corporation duly organized and existing under and by virtue of the laws of the Republic of Philippines, (hereinafter referred to as the “Corporation”), with SEC Registration No. CS200904525, and with principal office address of Unit 510 East Tower, Philippines Stock Exchange Centre, Exchange Road, Ortigas Center, Pasig City, Philippines 1605.

NOW THEREFORE, Seller, for and in consideration of the sum of One Hundred Twenty-Five Thousand Pesos (Php 125,000.00), Philippine currency, to Seller in hand paid by and acknowledged by Seller to have received from Buyer, does hereby SELL, CEDE, TRANSFER and CONVEY, unto the Buyer all of the Common Shares, free from any liens and encumbrances whatever.

Upon the signing of this Deed of Sale of Shares of Stock, hereby appoints the Buyer as his duly constituted proxy, with full power and authority to represent and vote the Common Shares at any and all stockholders’ meetings, or any any adjournment thereof, on all matters that may be brought before said meetings, including election of directors, as fully to all intents and purposes as the Seller might do if present and acting.

Any and all expenses incidental to the conveyance and registration of the transfer of Common Shares from the name of the Seller to the name of the Buyer, such as documentary stamp tax, transfer fees, registration expenses and the like shall be the sole and exclusive account of the Buyer, except for the capital gains tax, if any, which shall be for the sole account of the Seller.

The Corporate Secretary of the Corporation is hereby requested by Seller and Buyer to record this sale of Common Shares in the Stock and Transfer Book of the Corporation. The Corporate Secretary is hereby authorized by the Seller to transfer the Common Shares in the name of the Buyer in the books of the Corporation.

This Deed is subject in all respects to the terms and conditions set out in the Agreement, which is hereby incorporated by reference and made an integral part hereof.

This Deed is deemed executed and takes effect only as of the date of execution hereof by Buyer.

IN WITNESS WHEREOF, the Seller and the Buyer have each signed this Deed of Assignment of Shares of Stock on the date indicated under their respective names.

Seller's Signature: ______________________________________________

ACKNOWLEDGMENT

REPUBLIC OF PHILIPPINES)

CITY OF MAKATI) S.S. ________

Before me, the Notary Public, for and in 9th Floor, Sage House, 110 V.A. Rufino Street, Legaspi Village, Makati City, Philippines, personally came and appeared before me Jimmy S. Soo, the Seller under the foregoing Deed of Assignment of Shares of Stock, with Competent Evidence of identity by way of Philippines Passport number: EB8667237, issued at Philippines on July 15, 2013, known to me and to me known to be the same person who executed the foregoing Deed of Sale of Shares of Stock and he acknowledged to me that the same is his free and voluntary act and deed.

WITNESS MY HAND AND SEAL on the date and at the place first above written.

Doc. No. ______________

Page No._______________

Book No. _____________

Series of 2016_

Doc. No. ______________

Page No._______________

Book No. _____________

Series No._____________

EXHIBIT A-1: Same form as Exhibit A – to be attached.

EXHIBIT B: PROXY

IRREVOCABLE PROXY

TO VOTE STOCK OF

TAPSERVICES, INC.

The undersigned stockholder (“Stockholder”) of TapServices, Inc., a Philippines corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by applicable law) appoints the VALUE EXCHANGE INT’L (CHINA) LIMITED., a company organized under the laws of Hong Kong SAR (“Proxy”), or any other designee of Proxy, as the sole and exclusive attorney and proxy of Stockholder, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the fullest extent that Stockholder is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by Stockholder, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Irrevocable Proxy. The Shares beneficially owned by Stockholder as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon Stockholder’s execution of this Irrevocable Proxy, any and all prior proxies (other than this Irrevocable Proxy) given Stockholder with respect to the subject matter contemplated by this Irrevocable Proxy are hereby revoked with respect to such subject matter and Stockholder agrees not to grant any subsequent proxies with respect to such subject matter or enter into any agreement or understanding with any Person to vote or give instructions with respect to such subject matter in any manner inconsistent with the terms of this Irrevocable Proxy until after the Expiration Time (as defined below). “Person” means a natural person, group, corporation, partnership, limited liability company, business trust, other trust, organization, association, or other entity.

Until the Expiration Time, this Irrevocable Proxy is irrevocable (to the fullest extent permitted by applicable law), is coupled with an interest sufficient in law to support an irrevocable proxy, is granted pursuant to that certain Stock Purchase Agreement (“Agreement”), and is granted in consideration of the Agreement and the purchase of Shares thereunder. As used herein, the term “Expiration Time” shall mean the earlier of (i) the Effective Time, (ii) the date and time of the valid termination of the Agreement in accordance with its terms, (iii) such date and time designated by Proxy in a written notice to Stockholder or (iv) the written agreement of Parent and Stockholder to terminate this Proxy.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by Stockholder, at any time prior to the Expiration Time, to act as Stockholder’s attorney and proxy to vote the Shares, and to exercise all voting and other rights of Stockholder with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the laws of the Republic of the Philippines), at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting as follows: in favor of approval of the Agreement, approval and adoption of the Agreement and any matter that could reasonably be expected to facilitate the Agreement and all transaction therein, and against any proposal against the Agreement and the transactions therein and any other matter that could reasonably be expected to impede, interfere with, delay, postpone or adversely affect any of the transactions contemplated by the Agreement.

The attorney and proxy named above may not exercise this Irrevocable Proxy on any other matter except as provided above. Stockholder may vote the Shares on all other matters.

All authority herein conferred shall survive the death or incapacity of Stockholder and any obligation of Stockholder hereunder shall be binding upon the heirs, personal representatives, successors and assigns of Stockholder.

[SIGNATURE PAGE FOLLOWS]

This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable. This Irrevocable Proxy may not be amended or otherwise modified without the prior written consent of Parent. This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Time.

Dated: January 23, 2017

Signature: /s/ Jimmy S. Soo

By: JIMMY SOO

Shares beneficially owned on the date hereof: 125,000 shares of Company Common Stock

EXHIBIT C: SERVICES AGREEMENT – NONE

SELLER & COMPANY DISCLOSURE SCHEDULES

Seller’s Schedule 1.1(a) Knowledge.

The following persons have “Knowledge” for the Seller and the Company: Jimmy Soo.

SECTION 3.3: CONFLICTS, None.

SECTION 3.04(a): OPTIONS, WARRANTS FOR SHARES: None.

SECTION 3.7: ABSENCE OF SIGNIFICANT CHANGES IN COMPANY: None.

SECTION 3.8(b): EXCEPTIONS TO COMPANY OWNERSHIP OR LEASE OF ITS OPERATING ASSETS: None.

SECTION 3.9(B): LEASES OF PROPERTY/OFFICES BY COMPANY

LIST:

The company rent an office at 24B Summit One Officer Tower, Bgy. Highway Hills, 530 Shaw Blvd., Mandaluyong City, Philippines

SECTION 3.11 CONTRACTS

LIST:

a. Car loan with Security Bank – vehicle being used by Sir Cesar (year 2015)

b. Car loan with Rizal Commercial Banking Corporation – vehicle being used by Sir Al (year 2015)

c. Contract for Services with Robinsons Convenience Store, Inc. (MNS) – Hardware and Helpdesk Contract (year 2016)

d. Contract for Services with Generali Pilipinas Insurance, Inc. (year 2016)

e. Contract for Services with Retalix, Ltd. (year 2016)

SECTION 3.12: TAX FILINGS NOT MADE BY COMPANY

RETURNS NOT FILED LIST: N/A, all tax returns were filed for 2015 and 2016

LIST AUDITS SINCE 2016: No Tax Audit was conducted by Tax Authorities for both years.

SECTION 3.12(h): Tax returns of the Company are filed with Republic of Philippines and its political/tax jurisdictions

SECTION 3.13(a) COMPANY PLAN:

LIST: NONE

SECTION 3.13(e)

COMPANY PENSION PLAN: Pension Plan/Retirement Benefit is required by authority; we have this but it is not just being funded.

SECTION 3.14: COMPANY EMPLOYEES PENDING RESIGNATIONS

LIST: NONE KNOWN

SECTION 3.14(c) WAGES OR COMPENSATION NOT PAID WHEN DUE

LIST: NONE

SECTION 3.15: GOVERNMENT AUTHORIZATIONS NECESSARY TO COMPANY BUSINESS: No specific requirement

SECTION 3.16: LITIGATION AGAINST COMPANY

LIST: NONE

SECTION 3.17: COMPANY INSURANCE POLICIES

LIST: Life Insurance with Cocolife Insurance – P500,000 (US$10,869.56/p.a.) policy coverage per staff for the year 2016.

SECTION 3.20 COMPANY BANK ACCOUNTS

LIST OF BANK ACCOUNTS:

1. Rizal Commercial Banking Corporation (A/C 7589-23239-3)– Bo. Kapitolyo, Pasig City, Philippines

2. Security Bank (A/C 0000000193997) – Ground Floor, PSEC, Ortigas Centre, Pasig City, Philippines

3. BDO (A/C 00681007-5843) – Octagon Centre, San Miguel Avenue, Pasig City, Philippines

4. Robinsons Bank (Peso A/C 165230000022) – P. Tuazon, Cubao, Quezon City, Philippines

5. Robinsons Bank (Dollar A/C 1065502000000-49) P. Tuazon, Cubao, Quezon City, Philippines

PERSONS AUTHORIZED UNDER BANK ACCOUNTS:

LIST:

1.

Alfredo B. Santiano III

2.

Rosemarie G. Angala

PARENT/PURCHASER DISCLOSURE SCHEDULE

The following persons have knowledge for the Purchaser and Parent:

Channing Au

Kenneth Tan

SECTION 6.2 (a) and (c): GOVERNMENT AUTHORIZATIONS

Parent must file with the SEC the following documents with the SEC: Form 8-K announcing the signing of the Agreement; written consent statement containing full disclosures about Company and Parent; and preliminary and then definitive information statement announcing Company, Purchaser and Parent board and shareholder approval of the Agreement. If the Parent cannot obtain the necessary written consents for approval of Agreement from its shareholders, the Parent will have to conduct a shareholders meeting and such a shareholders meeting will require the filing of preliminary and definitive proxy statements with the SEC. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THE AGREEMENT, ALL DEADLINES APPLICABLE TO THE PARENT AND PURCHASER IN THE AGREEMENT WILL BE EXTENDED WITHOUT ANY NOTICE OR CONSENT OF THE PARTIES FOR SUCH PERIOD AS IS REASONABLY REQUIRED TO MAKE FILINGS, CONDUCT SHAREHOLDER MEETINGS AND OBTAIN APPROVAL OF THE SEC IN RESPECT OF PARENT’S SHAREHOLDERS’ APROVAL OF THE AGREEMENT. SUCH AN EXTENSION SHALL NOT CONSTITUTE A BREACH OF THE AGREEMENT OR A FAILURE TO PERFORM BY THE PARENT OR PURCHASER AND COMPANY AND SELLER WAIVE ANY CLAIMS AND CAUSES OF ACTION BASED ON IN WHOLE OR IN PART THEREON.

EXHIBIT 99.1

TAPServices, Inc.

Financial Statements

December 31, 2015 and 2014

and

Report of Independent Auditors

1

REPORT OF INDEPENDENT AUDITORS

The Board of Directors

TAPServices, Inc.

We have audited the accompanying financial statements of TAPServices, Inc., which comprise the balance sheets as of December 31, 2015 and 2014, and the related statements of comprehensive income, statements of changes in capital deficiency, and statements of cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with United States generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TAPServices, Inc. as at December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended in conformity with United States generally accepted accounting principles.

Emphasis of Matter

The Company has capital deficiency of ₱17.00 million and ₱17.39 million as at December 31, 2015 and 2014, respectively. The Company is increasing its customer base to generate enough revenue to fund and sustain profitable operations. Moreover, the stockholders plan to increase its capitalization to address the Company’s financial requirements. We have performed the necessary audit procedures to evaluate the viability of these plans. However, the ability of the Company to continue as a going concern depends on the successful implementation of its plans.

Makati City, Philippines

May 2, 2016

2

TAPSERVICES, INC.

BALANCE SHEETS

	December 31
	2015	2014
ASSETS
Current Assets
Cash	₱36,538	₱230,134
Trade and other receivables (Note 3)	27,159,128	4,456,629
Inventories at cost	2,250,264	–
Other current assets	155,221	1,076,676
Total Current Assets	29,601,151	5,763,439
Noncurrent Assets
Property and equipment (Note 4)	2,588,928	161,890
Deferred income tax assets (Note 14; net of valuation allowance of ₱4,224,543 in 2015 and ₱2,949,886 in 2014)	–	–
Total Noncurrent Assets	2,588,928	161,890
TOTAL ASSETS	₱32,190,079	₱5,925,329

LIABILITIES AND CAPITAL DEFICIENCY
Current Liabilities
Trade and other payables (Note 5)	₱21,262,937	₱10,849,048
Current portions of:
Warranty liability (Note 6)	969,056	–
Long-term notes payable (Note 7)	675,388	–
Advances from related parties (Note 8)	18,699,945	10,717,063
Income tax payable (Note 14)	1,142,745	7,598
Total Current Liabilities	42,750,071	21,573,709
Noncurrent Liabilities
Noncurrent portions of:
Warranty liability (Note 6)	2,907,167	–
Long-term notes payable (Note 7)	1,287,427	–
Retirement benefit liability (Note 9)	2,244,731	1,745,247
Total Noncurrent Liabilities	6,439,325	1,745,247
Total Liabilities	49,189,396	23,318,956
Capital Deficiency (Note 1)
Capital stock - ₱100 par value
Authorized - 5,000 shares
Issued and outstanding - 1,250 shares in both 2015 and 2014	125,000	125,000
Accumulated other comprehensive loss (Note 9)	(1,324,860)	(1,333,956)
Deficit	(15,799,457)	(16,184,671)
Total Capital Deficiency	(16,999,317)	(17,393,627)
TOTAL LIABILITIES AND CAPITAL DEFICIENCY	₱32,190,079	₱5,925,329

The accompanying notes are an integral part of the financial statements.

3

TAPSERVICES, INC.

STATEMENTS OF COMPREHENSIVE INCOME

	Years Ended December 31
	2015	2014
REVENUES
Sale of goods	₱60,952,150	₱–
Service income	31,166,801	14,231,687
	92,118,951	14,231,687
COST OF SALES AND SERVICES (Note 11)	80,042,960	13,462,502
GROSS PROFIT	12,075,991	769,185
OPERATING EXPENSES (Note 12)	(14,780,114)	(3,719,797)
INTEREST EXPENSE (Notes 7 and 8)	(159,564)	–
OTHER INCOME (CHARGES) - Net (Note 13)	6,823,915	(342,037)
INCOME (LOSS) BEFORE INCOME TAX	3,960,228	(3,292,649)
PROVISION FOR INCOME TAX (Note 14)	3,575,014	37,209
NET INCOME (LOSS)	385,214	(3,329,858)
OTHER COMPREHENSIVE INCOME (LOSS) (Note 9)	9,096	(208,590)
TOTAL COMPREHENSIVE INCOME (LOSS)	₱394,310	(₱3,538,448)

The accompanying notes are an integral part of the financial statements.

4

TAPSERVICES, INC.

STATEMENTS OF CHANGES IN CAPITAL DEFICIENCY

	Capital Stock	Accumulated Other Comprehensive Loss	Deficit	Total
Balances at January 1, 2014	₱31,250	(₱1,125,366)	(₱12,854,813)	(₱13,948,929)
Proceeds from subscription receivable	93,750	–	–	93,750
Net loss	–	–	(3,329,858)	(3,329,858)
Other comprehensive loss (Note 9)	–	(208,590)	–	(208,590)
Balances at December 31, 2014	₱125,000	(₱1,333,956)	(₱16,184,671)	(₱17,393,627)
Balances at January 1, 2015	₱125,000	(₱1,333,956)	(₱16,184,671)	(₱17,393,627)
Net income	–	–	385,214	385,214
Other comprehensive income (Note 9)	–	9,096	–	9,096
Balances at December 31, 2015	₱125,000	(₱1,324,860)	(₱15,799,457)	(₱16,999,317)

The accompanying notes are an integral part of the financial statements.

5

TAPSERVICES, INC.

STATEMENTS OF CASH FLOWS

	Years Ended December 31
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	₱385,214	(₱3,329,858)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Provision for warranty costs (Note 11)	3,876,223	–
Provision for impairment of receivables (Note 3)	1,740,768	943,472
Unrealized foreign exchange losses	1,511,259	343,409
Depreciation and amortization (Note 4)	660,465	212,278
Retirement expense (Note 9)	508,580	411,291
Loss on disposal of property and equipment	5,895	–
Gain on reversal of liabilities (Note 13)	(8,319,898)	–
Changes in operating assets and liabilities:
Decrease (increase) in:
Trade and other receivables	(24,443,267)	468,826
Inventories	(2,250,264)	–
Other current assets	921,455	(285,383)
Increase in:
Trade and other payables	18,733,787	394,712
Income tax payable	1,135,147	–
Net cash used in operating activities	(5,534,636)	(841,253)
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of property of equipment	5,409	–
Additions to property and equipment	(3,098,807)	(13,697)
Net cash used in investing activities	(3,093,398)	(13,697)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from advances from related parties	15,792,244	2,622,357
Payments of advances from related parties	(9,320,621)	(1,680,290)
Proceeds from availment of notes payable (Note 7)	2,261,292	–
Payments of notes payable (Note 7)	(298,477)	–
Proceeds from subscription receivable	–	93,750
Net cash from financing activities	8,434,438	1,035,817
NET INCREASE (DECREASE) IN CASH	(193,596)	180,867
CASH AT BEGINNING OF YEAR	230,134	49,267
CASH AT END OF YEAR	₱36,538	₱230,134
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest received	₱13,066	₱1,372
Income taxes paid (including creditable withholding taxes)	2,439,867	37,209
Interest paid	159,564	–

The accompanying notes are an integral part of the financial statements.

6

TAPSERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

1.

Corporate Information and Status of Operation

TAPServices, Inc. (the Company) was incorporated and registered with the Philippine Securities and Exchange Commission (SEC) on March 24, 2009 with registered office and principal place of business at Unit E510 5th Floor, East Tower, PSE Center, Exchange Road Ortigas Center, Pasig City. The primary purpose of the Company is (a) to engage in the business of providing information, data, and communications technology services, (b) to supply and deal in all related products, including computer hardware, software and application products, and (c) to own, design, install, maintain, operate, integrate, sell, lease or otherwise deal in such systems, facilities, gateways, equipment, devices and terminals.

The Company has capital deficiency of ₱17.00 million and ₱17.39 million as at December 31, 2015 and 2014, respectively. This condition indicates a material uncertainty on the Company’s ability to continue as a going concern. The Company, however, is increasing its customer base to generate enough revenue to fund and sustain profitable operations. Moreover, the stockholders plan to increase the Company’s capitalization for the entrance of new investors to address the Company’s financial requirements. The financial statements have been prepared on the assumption that assets and liabilities will be realized and settled, respectively, in the normal course of business.

The financial statements as of and for the years ended December 31, 2015 and 2014 were approved and authorized for issue by the Board of Directors (BOD) on May 2, 2016. Accordingly, subsequent events have been evaluated up to May 2, 2016, the date the financial statements were available to be issued.

2.

Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with United States generally accepted accounting principles (U.S. GAAP).

Functional Currency

The functional currency of the Company has been designated as the Philippine peso (₱).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Significant estimates include, but are not limited to:

•

Estimating allowance for impairment of receivables;

•

Estimating useful lives of property and equipment

•

Estimating impairment of property and equipment;

•

Estimating warranty liability;

•

Estimating retirement benefit liability; and

•

Estimating realizability of deferred taxes.

Cash

Cash is composed of cash on hand and with banks.

7

Trade and Other Receivables

Receivables are recognized and carried at original invoice amount less allowance for doubtful accounts. An allowance for doubtful accounts is recorded in the period in which a loss is determined to be probable based on an assessment of specific evidence indicating troubled collection, historical experience and prevailing economic conditions. Receivables are written off after all collection efforts have ceased.

Inventories

Inventories are valued at the lower of cost and market value. Cost for inventories is determined using the “first-in, first-out” method.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization and allowance for impairment losses, if any. The initial cost of property and equipment comprises its purchase price, including import duties, nonrefundable purchase taxes and any directly attributable costs of bringing the property and equipment to its working condition and location for its intended use. Expenditures incurred after the property and equipment have been put into operations, such as repairs and maintenance and overhaul costs, are normally charged to expense in the period when the costs were incurred. In situations where it can be clearly demonstrated that the expenditures have resulted in an increase in the future economic benefits expected to be obtained from the use of an item of property and equipment beyond its originally assessed standard of performance, the expenditures are capitalized as additional costs of property and equipment.

Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the term of the lease or the estimated useful lives of the improvements, whichever is shorter. The estimated useful lives of the assets and terms of the lease are as follows:

Category	Number of Years
Transportation equipment	3
Leasehold improvements	2
Office and computer equipment	3 to 5
Furniture and fixtures	3 to 5

When assets are retired or otherwise disposed of, both the cost and the related accumulated depreciation and amortization and any impairment in value are removed from the accounts. Any resulting gain or loss arising on the derecognition of asset is included in the statement of comprehensive income in the year the asset is derecognized.

Fully depreciated assets are retained as property and equipment until they are no longer in use.

Impairment of Long-lived Assets

Long-lived assets such as property and equipment are evaluated for impairment whenever events or changes in circumstances indicate the carrying value may not be recoverable over their estimated useful lives in accordance with the guidance provided for under Accounting Standard Codification (ASC) 360, Property, Plant and Equipment. In reviewing for impairment, the carrying value of the relevant assets is compared to the estimated undiscounted future cash flows expected from the use of the assets and their eventual disposition. When the estimated undiscounted future cash flows are less than their carrying amount, an impairment loss is recognized equal to the difference between the assets’ fair value and its carrying value. To determine fair value, the Company principally uses internal discounted cash flow estimates, but also uses quoted market prices when available and independent appraisals as appropriate to determine fair value. Cash flow estimates are derived from historical experience and internal business plans with an appropriate discount rate applied.

8

Retirement Benefits

The Company has an unfunded defined benefit retirement plan covering all regular and permanent employees. The Company’s retirement benefit plan is accounted for in accordance with ASC 715,

Compensation - Retirement Benefits, which requires costs and the related obligations and assets arising from the retirement benefit plan to be accounted for based on actuarially-determined estimates. In accordance with ASC 715, the liability in respect of defined benefit plans is calculated annually by the Company using the projected unit credit method. Actuarial gains or losses or prior service cost, if any, resulting from an amendment to a plan is recognized and amortized over the remaining period of service of the covered employees.

Capital Stock

Capital stock is measured at par value for all shares issued.

Deficit

Deficit are realized out of the normal and continuous operations of the business.

Revenue Recognition

Revenue is generally recognized when persuasive evidence of an arrangement exists, the sales price is fixed or determinable, and collection of amounts billed is reasonably assured. The following specific recognition criteria must also be met before revenue is recognized:

Sale of Goods

Revenue from sale of goods is recognized when the title to the goods passes to the buyer which is usually manifested in the delivery of goods to the customers. The Company provides normal warranty provisions for general repairs for five years on all its products sold. A liability for potential warranty claims is recognized at the time the product is sold.

Service Income

Service income is recognized on an accrual basis, in accordance with the terms of the agreement.

Interest Income

Interest income from bank deposits is recognized as it accrues using the effective interest rate (EIR) method.

Other Income

Other income is recognized when there is an incidental economic benefit, other than the usual business operations, that will flow to the Company and that can be measured reliably. Gain on reversal of liabilities is recognized when the possibility of an outflow of economic resources is remote.

Cost and Expense Recognition

Cost and expenses are recognized to the extent that it is probable that a decrease in economic benefits related to a decrease in an asset or an increase in a liability has arisen and the amount of the cost and expense can be reliably measured.

Operating Leases

Operating leases represent those leases under which substantially all the risks and rewards of ownership of the leased assets remain with the lessor. Lease payments are recognized as an expense in the statement of comprehensive income on a straight-line basis over the lease term.

9

Loss Contingencies

General

An estimated loss from a loss contingency is accrued by a charge to income if both of the following conditions are met:

a.

Information available before the financial statements are issued or are available to be issued indicates that it is probable that a liability had been incurred at the date of the financial statements; and

b.

The amount of loss can be reasonably estimated.

Warranty Liability

Liability for warranty-related costs is recognized when the product is sold. Initial recognition is based on historical experience. The initial estimate of warranty-related costs is revised annually.

A provision for maintenance warranties is recognized for expected warranty claims for general repairs and replacements on products sold during the year, based on past experience of the level of repairs and returns. It is expected that most of these costs will be incurred in the next financial year and all will have been incurred within five years after the reporting date. Assumptions used to calculate the provision for warranties were based on current sales levels and current information available about returns based on the five-year warranty period for all products sold.

Income Taxes

The Company accounts for corporate income taxes in accordance with ASC 740, Income Taxes, which requires an asset and liability approach in determining income tax liabilities. Under this approach, deferred income tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the period in which the temporary differences are expected to be recovered or settled. Deferred income tax assets are reduced by a valuation allowance if, based on available evidence, it is more likely than not that some or all of the deferred income tax assets will not be realized.

Accounting for Uncertainty in Income Taxes

Uncertain income tax provision is accounted for under ASC 740 which prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The amount recognized is measured as the largest amount of benefit that is more likely than not of being realized upon ultimate settlement.

Fair Value Measurement and Disclosures

The Company applies ASC 820, Fair Value Measurements and Disclosures, to determine the fair value of financial instruments measured at fair value.

Fair value, as defined in ASC 820, is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, or exit price. The principal or most advantageous market should be considered from the perspective of the reporting entity. ASC 820 requires that the Company reflect the assumptions market participants would use in pricing an asset or liability based on the best information available.

To increase consistency and enhance disclosure of the fair value of financial instruments, ASC 820 creates a fair value hierarchy to prioritize the inputs used to measure fair value into three categories. The level within the fair value hierarchy is based on the lowest level of input significant to the fair value measurement, where Level 1 is the highest and Level 3 is the lowest.

10

The three levels are defined as follows:

•

Level 1 - Quoted prices in active markets for identical assets or liabilities.

•

Level 2 - Quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•

Level 3 - Values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable and when determination of the fair value requires significant management judgment or estimation.

Fair Value Disclosures of Financial Instruments

The estimated fair value amounts of financial instruments have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is necessarily required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amounts that the Company would realize in a current market exchange. The methods and assumptions are described in Note 16 to the financial statements.

New Accounting Pronouncement Not Yet Effective

The ASU 2014-09, Revenue from Contracts with Customers (Topic 606) has been issued, but as of December 31, 2015 is not yet effective and has not been adopted by the Company.

3.

Trade and Other Receivables

	2015	2014
Trade	₱25,473,405	₱1,760,414
Advances to officers and employees	3,422,654	2,780,215
Unbilled services	–	13,690
	28,896,059	4,554,319
Less allowance for impairment losses	1,736,931	97,690
	₱27,159,128	₱4,456,629

Trade receivables are noninterest-bearing from various customers and generally on a 30-day term. Advances to officers are noninterest-bearing and are due and demandable. Advances to   employees are period advances and are paid through salary deduction. Unbilled services pertain to services already rendered but not yet billed to customers.

Movements in the allowance for impairment losses are as follows:

	2015		2014
	Trade	Officers and Employees	Trade	Officers and Employees
Balances at beginning of year	₱97,690	₱–	₱–	₱–
Provisions (see Note 12)	585,417	1,155,351	943,472	–
Write off	(101,527)	–	(845,782)	–
Balances at end of year	₱581,580	₱1,155,351	₱97,690	₱–

11

4.

Property and Equipment

	2015	2014
Transportation equipment	₱2,135,643	₱–
Computer equipment	794,893	658,789
Leasehold improvements	526,091	–
Furniture and fixtures	398,656	460,899
Office equipment	189,674	68,471
	4,044,957	1,188,159
Less accumulated depreciation and amortization	1,456,029	1,026,269
	₱2,588,928	₱161,890

Total depreciation and amortization amounted to ₱660,465 and ₱212,278 in 2015 and 2014, respectively (see Notes 11 and 12). Transportation equipment with a carrying amount of ₱1.79 million was used as collateral to secure long-term loans acquired during the year (see Note 7). No impairment loss was recognized in the statements of comprehensive income for the years ended December 31, 2015 and 2014.

5.

Trade and Other Payables

	2015	2014
Trade	₱11,197,432	₱1,915,799
Advances from customers	4,712,668	1,090,446
Accrued expenses	3,586,854	649,084
Statutory payable	1,177,272	6,629,360
Others	588,711	564,359
	₱21,262,937	₱10,849,048

Trade payables are noninterest-bearing and are normally settled on term ranging from 60 to 90 days. Advances from customers pertain to advance collections from customers for services not yet rendered. Accrued expenses mainly represent accrual for professional fees and other provisions. Statutory payable consist of taxes payable, SSS, Pag-ibig and Philhealth.

6.

Warranty Liability

Warranty liability pertains to warranty claims for general repairs and replacements on products sold at the time revenue is recognized. Initial recognition is based on management estimate. The initial estimate of warranty-related costs is revised annually. It is expected that these costs will be incurred within the five-year warranty period from the date of sale. Noncurrent portion of warranty liability due beyond twelve months after the reporting period are classified as noncurrent in the balance sheets. Details of the warranty liability as of December 31, 2015 are as follows:

Current portion	₱969,056
Noncurrent portion	2,907,167
₱3,876,223

Warranty costs charged to current operations amounted to ₱3.88 million for the year ended December 31, 2015 (see Note 11).

12

7.

Notes Payable

On April 15, 2015, the Company availed of a 3-year loan from Security Bank Corporation amounting to ₱1.32 million maturing on March 15, 2018. The loan is collateralized by transportation equipment with carrying value as at December 31, 2015 amounting to ₱1.14 million and bears annual interest of 8.46% based on outstanding balance. Loan payments related to principal amounted to ₱0.30 million in 2015. In November 2015, the Company availed of additional loan from Rizal Commercial Banking Corporation (RCBC) Savings Bank amounting to ₱0.95 million maturing on December 9, 2018. The loan is collateralized by another transportation equipment with carrying value as at December 31, 2015 amounting to ₱0.65 million and bears annual interest of 14% based on outstanding balance. The first monthly amortization pertaining to this loan is on January 9, 2016. There were no debt covenants related to these loans. Interest expense recognized on these loans in the statements of comprehensive income amounted to ₱0.08 million for the year ended December 31, 2015.

Details of the maturity value of the loans payable at present value as of December 31, 2015 are as follows:

Within one year	₱675,388
More than one year but not more than five years	1,287,427
₱1,962,815

8

Advances from Related Parties

The Company, in its regular conduct of business, has transactions with related parties under common control. Outstanding balances of accounts with the related parties at year-end are noninterest-bearing, unsecured and payable in cash and on demand. Details are as follows:

Related party	Relationship	2015	2014
Value Exchange International (China), Ltd.	Under common control	₱10,466,489	₱1,110,279
Value Exchange International (Hong Kong), Ltd.	Under common control	8,062,380	9,606,784
Value Exchange International (Shang Hai), Ltd.	Under common control	171,076	–
		₱18,699,945	₱10,717,063

a.

Value Exchange International (China) Ltd. provides consultation services and advances to fund the Company's working capital requirements. Charges for support services amounting to ₱2.23 million and ₱0.27 million were recognized by the Company in 2015 and 2014, respectively (see Note 12).

In 2015, the Company availed of loan amounting to ₱6.45 million. The loan bears annual interest of 10% based on unpaid balance. The loan was fully paid in 2015. Interest expense recognized in the statement of comprehensive income amounted to ₱0.07 million for the year ended December 31, 2015.

In 2015, the Company also received an amount from Value Exchange International (China) Ltd. amounting to ₱8.80 million ($200,000) which is intended for future stock subscription. As of December 31, 2015, the deposits amounted to ₱9.41 million and the number of shares to be issued is not yet finalized but the Company expects the issuance of stock to occur within the next 12 months. Accordingly, this is classified as current liability that is due and demandable.

b.

Value Exchange International (Hong Kong) Ltd. provides consultation and other support services to the Company. In 2015, the Company recognized administration fee amounting to ₱2.71 million (see Note 12).

c.

Transactions with Value Exchange International (Shang Hai) Ltd. pertain to advances for the Company's working capital requirement.

13

9.

Retirement Benefits

The Company has an unfunded defined benefit retirement plan covering all regular and permanent employees. The benefits are based on employees’ projected salaries and number of years of service with the Company. The plan provides for a lump sum benefit payment upon retirement. These benefits are unfunded.

Liabilities with regard to the retirement benefit are determined by actuarial valuation using the projected unit credit method. Current service costs for the retirement benefit are accrued in the year to which they relate.

The following tables summarize the components of retirement benefit liability and related amounts recognized in the balance sheets and statements of comprehensive income and “Accumulated other comprehensive loss” account in the statements of changes in capital deficiency.

The present value of the defined benefit liability is as follows:

	2015	2014
Balances at beginning of year	₱1,745,247	₱1,125,366
Current service cost	383,960	308,139
Interest cost	78,362	59,869
Actuarial loss	37,162	251,873
Balances at end of year	₱2,244,731	₱1,745,247

The retirement benefit expense follows:

	2015	2014
Current service cost	₱383,960	₱308,139
Interest cost	78,362	59,869
Amortization of:
Prior service cost	43,283	43,283
Actuarial loss	2,975	–
	₱508,580	₱411,291

The other comprehensive loss (income) follows:

	2015	2014
Actuarial loss	₱37,162	₱251,873
Amortization of:
Prior service cost	(43,283)	(43,283)
Actuarial loss	(2,975)	–
	(₱9,096)	₱208,590

Unrecognized actuarial loss and unamortized prior service cost included under “Accumulated other comprehensive loss” account is as follows:

	2015	2014
Unrecognized prior service cost	₱1,038,800	₱1,082,083
Unrecognized actuarial loss	286,060	251,873
	₱1,324,860	₱1,333,956

The following are the movements in unrecognized prior service cost and unrecognized actuarial loss:

Unrecognized prior service cost:

	2015	2014
Balances at beginning of year	₱1,082,083	₱1,125,366
Amortization	(43,283)	(43,283)
Balances at end of year	₱1,038,800	₱1,082,083

14

Unrecognized actuarial loss:

	2015	2014
Balances at beginning of year	₱251,873	₱–
Actuarial loss	37,162	251,873
Amortization	(2,975)	–
Balances at end of year	₱286,060	₱251,873

The weighted average assumptions used in determining defined benefit liability are shown below.

	2015	2014
Discount rate	4.89%	4.49%
Future salary increase rate	3.00%	3.00%

The benefits expected to be paid in each of the next five fiscal years and in the aggregate for five fiscal years thereafter are as follows:

Benefit Payment
2016	₱–
2017	–
2018	–
2019	311,973
2020	–
Next 5 years	3,291,265

10.

Lease Agreements

The Company leases its office and a parking space where the office is located. The contract is an operating lease commencing from July 16, 2012 to July 15, 2013 and has been renewed annually up to July 15, 2015. On February 2, 2016, the Company renewed its contract for another two years from July 16, 2015 to July 15, 2017. In 2015, the Company also leased office to be used as temporary location of its hardware and computer supplies. The contract is an operating lease for a period of three months commencing on April 16, 2015. Rent expense amounted to ₱0.63 million and ₱0.54 million in 2015 and 2014, respectively (see Notes 11 and 12). Future minimum lease payments as of December 31, 2015 are as follows: a) within one year, ₱0.56 million and b) after one year but not more than five years, ₱0.23 million.

11.

Cost of Sales and Services

	2015	2014
Inventories	₱59,050,823	₱–
Salaries and wages	11,899,403	8,588,956
Warranty costs (see Note 6)	3,876,223	–
Computer supplies	1,467,667	1,956,665
Transportation and travel	992,133	776,175
Communication, light and power	813,559	421,734
Rental (see Note 10)	497,612	481,554
Professional fees	487,392	890,752
Depreciation and amortization (see Note 4)	268,448	176,798
Retirement expense (see Note 9)	52,563	–
Others	637,137	169,868
	₱80,042,960	₱13,462,502

15

12.

Operating Expenses

	2015	2014
Taxes and licenses	₱3,331,655	₱138,607
Professional fees [see Note 8 (a)]	2,796,092	391,715
Administration fees [see Note 8 (b)]	2,706,000	–
Salaries and wages	1,886,123	1,002,094
Provision for impairment of receivables (see Note 3)	1,740,768	943,472
Retirement expense (see Note 9)	456,017	411,291
Depreciation (see Note 4)	392,017	35,480
Office supplies	259,032	32,223
Communication, light and power	185,315	167,594
Transportation and travel	174,255	108,123
Rental (see Note 10)	136,006	59,213
Others	716,834	429,985
	₱14,780,114	₱3,719,797

13.

Other Income (Charges) - Net

	2015	2014
Foreign exchange losses	(₱1,511,259)	(₱343,409)
Gain on reversal of liabilities	8,319,898	–
Interest income	13,066	1,372
Others	2,210	–
	₱6,823,915	(₱342,037)

14.

Income Taxes

The Company’s provision for income tax in 2015 and 2014 pertains to regular corporate income tax and minimum corporate income tax (MCIT), respectively.

The components of the Company’s net deferred income tax assets as of December 31, 2015 and 2014 are as follows:

	2015	2014
Recognized in profit or loss:
Advances from customers	₱1,413,800	₱327,134
Warranty liability	1,162,867	–
Allowance for impairment losses	521,079	29,307
Unrealized foreign exchange losses	453,378	103,023
Retirement liability	275,961	123,387
Net operating loss carryover (NOLCO)	–	1,914,942
MCIT	–	51,906
	3,827,085	2,549,699
Recognized in other comprehensive loss:
Retirement liability	397,458	400,187
	4,224,543	2,949,886
Less valuation allowance	4,224,543	2,949,886
	₱–	₱–

16

The following are the movements in NOLCO and MCIT:

NOLCO:

	2015	2014
Balances at beginning of year	₱6,383,141	₱9,631,830
Addition (application)	(6,383,141)	126,001
Expiration	–	(3,374,690)
Balances at end of year	₱–	₱6,383,141

MCIT:

	2015	2014
Balances at beginning of year	₱51,906	₱14,697
Addition (application)	(51,906)	37,209
Balances at end of year	₱–	₱51,906

The reconciliation of the provision for income tax computed by applying the statutory tax rate of 30% to income tax before income (loss) with the provision for income tax as shown in statements of comprehensive income is summarized as follows:

	2015	2014
Income tax computed at statutory rate	₱1,188,068	(₱987,795)
Changes in valuation allowance	1,277,386	(354,302)
Nondeductible expenses	1,113,480	367,311
Interest income subject to final tax	(3,920)	(412)
Expired NOLCO	–	1,012,407
	₱3,575,014	₱37,209

15.

Fair Value of Financial Instruments

Financial Assets and Liabilities

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash, Trade and Other Receivables, Trade and Other Payables and Advances from Related Parties

Because of their short-term maturities, the carrying amounts of cash, trade and other receivables, trade and other payables and advances from related parties approximate their fair values.

Long-term Notes Payable

The carrying amounts of long-term notes payable approximate their fair values because the interest rate that they carry approximate the interest rate for comparable instruments prevailing in the market.

17

EXHIBIT 99.2

VALUE EXCHANGE INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF DECEMBER 31, 2016
	VEII	TSI	Pro Forma Adjustments	VEII Pro Forma
ASSETS
Cash and cash equivalents	$448,052	$10,803	$-	$458,855
Accounts receivable, net	431,812	308,311	-	740,123
Amounts due from related parties	775,216	803	(193,199)	582,820
Other receivables and prepayments	127,451	81,964	-	209,415
Deferred tax assets	42,311	-	-	42,311
Investment deposit	200,000	-	(200,000)	-
Property, plant and equipment	178,623	94,813	-	273,436
Total assets	$2,203,465	$496,694	$(393,199)	$2,306,960

LIABILITIES AND EQUITY
Accounts payable	$270,768	$6,141	$-	$276,909
Other payables and accrued liabilities	582,800	324,084	-	906,884
Deferred income and Receipt in advance	562,993	197,038	(200,000)	560,031
Amounts due to related parties	136,120	219,618	(192,584)	163,154
Loan	-	24,282	-	24,282
Deferred tax liabilities	4,629	-	-	4,629
Total liabilities	1,557,310	771,163	(392,584)	1,935,889

Shareholders’ equity
Common stock	297	2,508	(2,508)	297
Additional paid-in capital	690,589	-	2,508	693,097
(Accumulated deficit) / Retained earnings	9,248	(276,977)	-	(267,729)
Accumulated other comprehensive loss	(53,979)	-	(615)	(54,594)
Total shareholders’ deficit	646,155	(274,469)	(615)	371,071
Total liabilities and shareholders’ deficit	$2,203,465	$496,694	$(393,199)	$2,306,960

See accompanying notes to unaudited pro forma condensed combined financial statements.

1

VALUE EXCHANGE INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 2016

	VEII	TSI	Pro Forma Adjustments	VEII Pro Forma
Net Revenues	$4,090,088	$871,415	$-	$4,961,503

Cost of revenue	(2,995,959)	(733,366)	-	(3,729,325)

Gross profit (loss)	1,094,129	138,049	-	1,232,178

General and administrative expenses	(1,028,063)	(119,198)	-	(1,147,261)

Income (loss) from operations	66,066	18,851	-	84,917

Other income (expenses)	25,571	465	-	26,036

Income (loss) before Provision for income taxes	91,637	19,316	-	110,953

Income taxes	2,477	(1,277)	-	1,200

Net income (loss)	94,114	18,039	-	112,153

Other comprehensive loss:
Foreign currency translation loss	(17,034)	-	(615)	(17,649)

Comprehensive (loss) / income	$77,080	$18,039	$(615)	$94,504

Net loss per share, basic and diluted	$0.00			$0.00
Weighted average number of shares outstanding	29,656,130			29,656,130

See accompanying notes to unaudited pro forma condensed combined financial statements.

2

VALUE EXCHANGE INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

NOTES TO THE UNAUDITED PRO FORMA CONDENSED

COMBINED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The historical financial information is derived from our historical financial statements and the historical financial statements of TSI. The pro forma adjustments have been prepared as if the acquisition occurred on December 31, 2016, for the balance sheet, and on January 1, 2016, for the statements of operations.

Note 2. Pro Forma Adjustments and Assumptions

(a)

Reflects 100% of the assets, liabilities, income and expenses of TSI.

(b)

Reflects elimination of intercompany balances.

(c)

Peso:USD exchange rates: 49.84

3